As filed with the Securities and Exchange Commission on October 30, 1997

                                                                     File Nos.
                                                                     2-10103
                                                                     811-334

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.  ______

   Post-Effective Amendment No.   86                          (X)

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.   22                                         (X)

                             FRANKLIN EQUITY FUND
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code (650) 312-2000

       HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)

 [ ] immediately upon filing pursuant to paragraph (b)
 [X] on November 1, 1997 pursuant to paragraph (b)
 [ ] 60 days after filing pursuant to paragraph (a)(1)
 [ ] on (date) after filing pursuant to paragraph (a)(1)
 [ ] 75 days after filing pursuant to paragraph (a)(2)
 [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

 [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
Common Stock of:
     Franklin Equity Fund - Class I
     Franklin Equity Fund - Class II
     Franklin Equity Fund - Advisor Class

                             FRANKLIN EQUITY FUND
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                PART A: INFORMATION REQUIRED IN THE PROSPECTUS

                (Franklin Equity Fund - Class I and Class II)

                                                  Location in
 ITEM NO.       ITEM                              REGISTRATION STATEMENT
-----------------------------------------------------------------------------
 1.          Cover Page                        Cover Page

 2.          Synopsis                          "Expense Summary"

 3.          Condensed Financial Information   "Financial Highlights"; "How
                                               does the Fund Measure
                                               Performance"

 4.          General Description of            "How is the Fund Organized?";
             Registrant                        "How does the Fund Invest its
                                               Assets?";

 5.          Management of the Fund            "Who Manages the Fund?"

 5A.         Management's Discussion of Fund   Contained in Registrant's
             Performance                       Annual Report to Shareholders

 6.          Capital Stock and Other           "How is the Fund Organized?";
             Securities                        "Services to Help You Manage
                                               Your Account"; "What
                                               Distributions Might I Receive
                                               from the Fund?"; "How Taxation
                                               Affects You and the Fund";
                                               "How Taxation Affects the
                                               Fund and its Shareholders";
                                               "What If I Have Questions
                                               About My Account?"

 7.          Purchase of Securities Being      "How Do I Buy Shares?"; "May I
             Offered                           Exchange Shares for Shares of
                                               Another Fund?"; "Transaction
                                               Procedures and Special
                                               Requirements"; "Services to
                                               Help You Manage Your Account";
                                               "Useful Terms and
                                               Definitions"; "What If I Have
                                               Questions About My Account?";
                                               "Who Manages the Fund?"

 8.          Redemption or Repurchase          "May I Exchange Shares for Shares
                                               of Another Fund?"; "How Do I
                                               Sell Shares?"; "Transaction
                                               Procedures and Special Require-
                                               ments";  "Services to Help You
                                               Manage Your Account"

 9.          Pending Legal Proceedings         Not Applicable

                             FRANKLIN EQUITY FUND
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                PART A: INFORMATION REQUIRED IN THE PROSPECTUS

                    (Franklin Equity Fund - Advisor Class)

                                               Location in
 ITEM NO.       ITEM                           REGISTRATION STATEMENT
------------------------------------------------------------------------------
 1.          Cover Page                        Cover Page

 2.          Synopsis                          "Expense Summary"

 3.          Condensed Financial Information   "Financial Highlights"; "How does
                                               the Fund Measure Performance"

 4.          General Description of            "How is the Fund Organized?";
             Registrant                        "How does the Fund Invest its
                                               Assets?";

 5.          Management of the Fund            "Who Manages the Fund?"

 5A.         Management's Discussion of Fund   Contained in Registrant's Annual
             Performance                       Report to Shareholders

 6.          Capital Stock and Other           "How is the Fund Organized?";
             Securities                        "Services to Help You Manage Your
                                               Account"; "What Distributions
                                               Might I Receive from the
                                               Fund?"; "How Taxation Affects
                                               You and the Fund"; "How
                                               Taxation Affects the Fund and
                                               its Shareholders"; "What If I
                                               Have Questions About My
                                               Account?"

 7.          Purchase of Securities Being      "How Do I Buy Shares?"; "May I
             Offered                           Exchange Shares for Shares of
                                               Another Fund?"; "Transaction
                                               Procedures and Special
                                               Requirements"; "Services to
                                               Help You Manage Your Account";
                                               "Useful Terms and
                                               Definitions"; "What If I Have
                                               Questions About My Account?";
                                               "Who Manages the Fund?"

 8.          Redemption or Repurchase          "May I Exchange Shares for Shares
                                               of Another Fund?"; "How Do I Sell
                                               Shares?"; "Transaction Procedures
                                               and Special Requirements";
                                               "Services to Help You Manage Your
                                               Account"

 9.          Pending Legal Proceedings         Not Applicable

                             FRANKLIN EQUITY FUND
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                     Part B: Information Required in the
                     STATEMENT OF ADDITIONAL INFORMATION

                (Franklin Equity Fund - Class I and Class II)

 N-1A                                          Location in
 ITEM NO.       ITEM                           REGISTRATION STATEMENT
-------------------------------------------------------------------------------
 10.         Cover Page                        Cover Page

 11.         Table of Contents                 Contents

 12.         General Information and History   Not Applicable

 13.         Investment Objective              "How does the Fund Invest its
                                               Assets?"; "What are the Fund's
                                               Potential Risks?"; "Investment
                                               Restrictions"

 14.         Management of the Fund            "Officers and Directors";
                                               "Investment Management and Other
                                               Services"

 15.         Control Persons and Principal     "Officers and Directors";
             Holders of Securities             "Investment Management and Other
                                               Services"; "Miscellaneous
                                               Information"

 16.         Investment Advisory and Other     "Investment Management and Other
             Services                          Services"; "The Fund's
                                               Underwriter"

 17.         Brokerage Allocation and Other    "How does the Fund Buy Securities
             Practices                         for its Portfolio?"

 18.         Capital Stock and Other           "How Do I Buy, Sell and Exchange
             Securities                        Shares?"; "Information on
                                               Distributions and Taxes"; See
                                               also Prospectus "How is the Fund
                                               Organized?"

 19.         Purchase, Redemption and          "How Do I Buy, Sell and Exchange
             Pricing of Securities Being       Shares?"; "How Are Fund Shares
             Offered                           Valued?"; "Financial Statements"

 20.         Tax Status                        "Additional Information on
                                                  Distributions and Taxes"

 21.         Underwriters                      "The Fund's Underwriter"

 22.         Calculation of                    "How does the Fund Measure
             Performance Data                  Performance?"

 23.         Financial Statements              "Financial Statements"

                             FRANKLIN EQUITY FUND
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                     Part B: Information Required in the
                     STATEMENT OF ADDITIONAL INFORMATION

                    (Franklin Equity Fund - Advisor Class)

 N-1A                                          Location in
 ITEM NO.       ITEM                           REGISTRATION STATEMENT
-------------------------------------------------------------------------------
 10.         Cover Page                        Cover Page

 11.         Table of Contents                 Contents

 12.         General Information and History   Not Applicable

 13.         Investment Objective              "How does the Fund Invest its
                                               Assets?"; "What are the Fund's
                                               Potential Risks?"; "Investment
                                               Restrictions"

 14.         Management of the Fund            "Officers and Directors";
                                               "Investment Management and Other
                                               Services"

 15.         Control Persons and Principal     "Officers and Directors";
             Holders of Securities             "Investment Management and Other
                                               Services"; "Miscellaneous
                                               Information"

 16.         Investment Advisory and Other     "Investment Management and Other
             Services                          Services"; "The Fund's
                                               Underwriter"

 17.         Brokerage Allocation and Other    "How does the Fund Buy Securities
             Practices                         for its Portfolio?"

 18.         Capital Stock and Other           "How Do I Buy, Sell and Exchange
             Securities                        Shares?"; "Information on
                                               Distributions and Taxes"; See
                                               also Prospectus "How is the Fund
                                               Organized?"

 19.         Purchase, Redemption and          "How Do I Buy, Sell and Exchange
             Pricing of Securities Being       Shares?"; "How Are Fund Shares
             Offered                           Valued?"; "Financial Statements"

 20.         Tax Status                        "Additional Information on
                                               Distributions and Taxes"

 21.         Underwriters                      "The Fund's Underwriter"

 22.         Calculation of                    "How does the Fund Measure
             Performance Data                  Performance?"

 23.         Financial Statements              "Financial Statements"

PROSPECTUS & APPLICATION
FRANKLIN EQUITY FUND


NOVEMBER 1, 1997


INVESTMENT STRATEGY
GROWTH


This prospectus describes Class I and Class II shares of the Franklin Equity Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund has a Statement of Additional Information ("SAI") for its Class I and Class II shares, dated November 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN .


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


FRANKLIN EQUITY FUND


November 1, 1997

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


TABLE OF CONTENTS


ABOUT THE FUND
Expense Summary
Financial Highlights
How does the Fund Invest its Assets?
What are the Fund's Potential Risks?
Who Manages the Fund? How does the Fund Measure Performance?
How Taxation Affects the Fund and its Shareholders
How is the Fund Organized?

ABOUT YOUR ACCOUNT
How Do I Buy Shares?
May I Exchange Shares for Shares of Another Fund?
How Do I Sell Shares?
What Distributions Might I Receive from the Fund?
Transaction Procedures and Special Requirements
Services to Help You Manage Your Account
What If I Have Questions About My Account?


GLOSSARY
Useful Terms and Definitions

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended June 30, 1997. The Fund's actual expenses may vary.




A.         SHAREHOLDER TRANSACTION EXPENSES+          CLASS I      CLASS II
                                                  ----------------------------
  Maximum Sales Charge (as a percentage
  of Offering Price)                                   4.50%       1.99%
  Paid at time of purchase                             4.50%++     1.00%+++
  Paid at redemption++++                               None        0.99%
  Exchange Fee (per transaction)                      $5.00*      $5.00*

B.       ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
  Management Fees                                     0.51%       0.51%
  Rule 12b-1 Fees                                     0.19%**     1.00%**
  Other Expenses                                      0.21%       0.21%
  Total Fund Operating Expenses                       0.91%       1.72%
                                                    =======       =====

C.    EXAMPLE

  Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                  1 YEAR             3 YEARS         5 YEARS      10 YEARS
  CLASS I         $54***             $73             $93          $152
  CLASS II        $37                $64             $102         $211


   For the same Class II investment, you would pay projected expenses of $27 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Deciding Which Class to Buy."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent
Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**These fees may not exceed 0.25% for Class I. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
***Assumes a Contingent Deferred Sales Charge will not apply.


FINANCIAL HIGHLIGHTS


This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.

                                          YEAR ENDED JUNE 30
----------------------------------------------------------------------------

CLASS I SHARES:        1997   1996  1995  1994   1993   1992  1991    1990   1989   1988
-----------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
Net Asset Value at
 beginning
 of period           $8.26   $7.24  $6.53 $7.25 $7.12  $7.36  $7.17   $7.21  $6.67  $7.73
        ----------------------------------------------------------------------------------

Net investment
 income                .05    .06     .08   .10   .12    .14    .15     .17    .19    .12
Net realized
 & unrealized
 gains on
 securities           2.342  1.484   1.329  .107  .557   .089   .190    .344   .558  (.249)
                     ---------------------------------------------------------------------------
Total from
 investment
 operations           2.392  1.544   1.409  .207  .677   .229   .340    .514   .748  (.129)
                    ------------------------------------------------------------------------

Less distributions:
 From net
 investment
 income              (.061) (.062)  (.079)(.103)  (.119)(.142) (.150)  (.296) (.109) (.116)
 From net
 capital gains       (.431) (.462)  (.620)(.824)  (.428 (.327)   -     (.258) (.099) (.815)
                    -------------------------------------------------------------------------
Total distributions  (.492) (.524)  (.699)(.927)  (.547)(.469)  (.150) (.554) (.208) (.931)
                    -----------------------------------------------------------------------

Net Asset Value
 at end of period $10.16   $8.26   $7.24  $6.53   $7.25  $7.12   $7.36  $7.17  $7.21   $6.67
                  ========================================================================


TOTAL RETURN*      29.75%  22.16%  23.78%  2.28%   9.53%  3.36%   4.87%  7.00% 11.54%   (.53)%
RATIOS/SUPPLEMENTAL DATA
Net assets at
 end of period
 (in 000's)    $462,972  $366,602 $317,463 $279,880 $345,755 $364,826 $374,993$419,422 $370,705    $341,520
Ratio of
 expenses to
 average net
 assets           .91%      .95%    .95%   .79%     .69%   .70%    .69%    .69% .70%     .72%
Ratio of net income to
 average net
 assets           .61%      .72%   1.21%  1.27%    1.67%  1.86%   2.29%   2.51% 2.82%   1.97%
Portfolio
 turnover rate  53.67%    59.86%  86.20% 95.18%   51.12% 49.19%  56.76%  42.71%51.17%  85.03%
Average
 commission
 rate**           .0641    .0548    -       -        -      -      -       -     -     -

CLASS II SHARES:                          1997    1996       1995+
                                          -------------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value at beginning of period   $8.23         $7.24      $6.65
                                         ------------------------------
Net investment income                     (.02)          .02        .01
Net realized & unrealized gains
 on securities                            2.341         1.452       .615
                                          ------------------------------
Total from investment operations          2.321         1.472       .625
                                          ------------------------------
Less distributions:
 From net investment income                 -           (.020)     (.035)
 From capital gains                      (.431)         (.462)        -
                                         ------------------------------
Total distributions                      (.431)         (.482)     (.035)
Net Asset Value at end of period       $10.12          $8.23      $7.24
                                       ================================

TOTAL RETURN*                           28.93%         20.94%     9.42%
RATIOS/SUPPLEMENTAL DATA
Net assets at end
 of period (in 000's)                  $9,554          $4,208     $342
Ratio of expenses
 to average net assets                 1.72%           1.77%      1.77%***
Ratio of net income
 to average net assets                 (.22%)          (.10%)      .74%***
Portfolio turnover rate               53.67%          59.86%     86.20%

Average commission rate**              .0641             .0548      -


*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or Contingent Deferred Sales Charge, and assumes reinvestment of dividends and capital gains, if any, at Net Asset Value. Prior to May 1, 1994, dividends were reinvested at the maximum Offering Price. **Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities. ***Annualized. +For the period May 1, 1995, to June 30, 1995.


HOW DOES THE FUND INVEST ITS ASSETS?


THE FUND'S INVESTMENT OBJECTIVE


The Fund's principal investment objective is capital appreciation. The Fund's secondary objective is to provide current income return through the receipt of dividends or interest from its investments. The objectives are fundamental policies of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund will achieve its objectives.



The Fund seeks to achieve its objectives by investing in securities that Advisers believes have the potential to increase in value, so that Fund shares will in turn increase in value. These investments may be more volatile than other types of investments and may be subject to a greater degree of risk. The payment of dividends may be a consideration when securities are purchased.


TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST


The Fund will normally invest at least 65% of its assets in common stocks and securities convertible into common stocks, which may be traded on a securities exchange or in the over-the-counter market to satisfy its primary objective of capital appreciation. The balance of the Fund's assets, up to 35%, may be invested in other securities that in the aggregate are consistent with the Fund's investment objectives.

For temporary defensive purposes, the Fund may invest up to 100% of its assets in securities of the U.S. government and its agencies, commercial paper (short-term debt securities of large corporations), or various bank debt instruments such as bankers' acceptances and CDs.

The investment strategy of the Fund is generally to invest in companies that, in the opinion of Advisers, have strong future earnings growth prospects and whose securities are trading at attractive valuation ratios relative to their industry. In attempting to provide enhanced value to shareholders over the long term, the Fund's traditional fundamental analysis and continuous active management will be used in conjunction with disciplined, quantitative models Advisers believes identify potentially rewarding investments. This strategy is not a fundamental investment policy of the Fund and may be changed at any time at the Board's discretion and without shareholder approval.


DEBT SECURITIES AND PREFERRED STOCK. In seeking current income, the Fund may invest in preferred stocks and debt securities, including bonds, debentures, notes and commercial paper of corporate issuers. The Fund's investments in preferred, convertible and debt securities may be rated investment grade (i.e., rated in one of the top four categories by Moody's or S&P) or may be rated below investment grade. The Fund, however, will not invest more than 5% of its net assets in securities rated below investment grade. Securities are given ratings by independent organizations that grade the issuer based upon its financial soundness. If the Fund purchases a preferred, convertible or debt security that is unrated, Advisers will determine its quality and categorize it with similar quality securities that have been rated. A list of these ratings appears in the Appendix to the SAI.


SMALLER COMPANIES. The Fund may invest in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Due to these and other factors, new or unseasoned companies may suffer significant losses as well as realize substantial growth, and investments in these companies tend to be more volatile and therefore more speculative than investments in securities of more seasoned companies. Investments in the securities of issuers with less than three years continuous operation, including the operations of any predecessor companies, will be limited to 5% of the Fund's total assets.


CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

FOREIGN SECURITIES. There are no percentage restrictions on the Fund's investment of assets in foreign securities, providing the investments are consistent with the Fund's objectives and comply with the concentration, diversification and other investment policies of the Fund.

The Fund will ordinarily purchase foreign securities traded in the U.S. although it may buy foreign securities directly in foreign markets. The Fund may also invest in foreign securities by purchasing American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"). ADRs are certificates issued by U.S. banks representing the right to receive the securities of a foreign issuer deposited with the bank or a correspondent bank. GDRs and EDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. The Fund may buy both sponsored and unsponsored ADRs, GDRs and EDRs. The Fund may also buy the securities of issuers in developing nations, but has no present intention of doing so.

Foreign securities have risks that U.S. securities do not have. For more information about foreign securities and their risks, please see "What are the Fund's Potential Risks?"

OPTIONS AND FINANCIAL FUTURES. The Fund may write (sell) covered put and call options and buy put and call options on securities and indices that trade on securities exchanges and in the over-the-counter market. The Fund may buy and sell financial futures and options on financial futures with respect to securities, securities indices and currencies. Additionally, the Fund may buy and sell financial futures and options to "close out" futures and options it may have purchased. The Fund will not enter into any futures contract or related options (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open futures contracts and related options would exceed 5% of the Fund's total assets (taken at current value). The Fund will not engage in any stock options or stock index options (except for closing transactions) if, immediately thereafter, the option premiums paid regarding its open option positions exceed 5% of the value of the Fund's total assets (taken at current value). The Fund will not engage in any options or futures transactions for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities it intends to buy and, to the extent consistent therewith, to accommodate cash flows. Notwithstanding the Fund's ability to enter into these transactions for hedging purposes, it is not obligated to hedge its investment positions, but may do so when deemed prudent and consistent with the Fund's objectives and policies.


The Fund understands the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Fund and Advisers disagree with this position. Nevertheless, pending a change in the staff's position, the Fund will treat OTC options and "cover assets" as subject to the Fund's limitation on illiquid securities.


Options and futures are generally considered derivative securities. They may not always be successful hedges. For a further discussion of these securities, including their risks and special tax considerations that may apply, please see the SAI.

REITs. The Fund may invest in companies that qualify as real estate investment trusts ("REITs") when Advisers believes that these investments would help achieve the Fund's investment objectives. In order to qualify as a REIT for federal income tax purposes, a company must invest primarily in real estate-related assets, obtain its income primarily from real estate-related investments, and distribute virtually all of its taxable income to shareholders. These requirements are more specifically defined in the Code. The Fund does not intend to invest more than 10% of its total assets in REITs.

OTHER INVESTMENT POLICIES OF THE FUND

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the Fund by a custodian bank approved by the Board. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the Fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The Fund, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by Advisers.

The Fund may invest in repurchase agreements, either for defensive purposes due to market conditions or to generate income from its excess cash balances. The Board will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by Advisers of the creditworthiness of any party to a repurchase agreement with the Fund. The Fund may not enter into a repurchase agreement with more than seven days duration if, as a result, more than 10% of the market value of the Fund's total assets would be invested in these repurchase agreements.


BORROWING. As a fundamental policy, the Fund does not borrow money or mortgage or pledge any of its assets, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of the Fund's total asset value.


ILLIQUID INVESTMENTS. The Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.


OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.


Each of the Fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.


WHAT ARE THE FUND'S POTENTIAL RISKS?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock and bond markets as a whole.


FOREIGN SECURITIES. Investments in foreign securities involve additional risks, not generally associated with domestic investments. These risks may include the possibility of expropriation, nationalization, extraordinary taxation, adverse currency fluctuations, political or social instability and/or future unfavorable diplomatic developments that could affect investment in securities of issuers in foreign nations. In addition, there may be less publicly available information about issuers and foreign companies may not be subject to auditing, accounting and financial reporting standards comparable to those applicable to U.S. companies.

OPTIONS AND FINANCIAL FUTURES. The Fund's option and futures investments involve certain risks. A liquid secondary market for any particular option or future may not be available when an option or futures position is sought to be closed and the inability to close a position may have an adverse impact on the Fund's ability to effectively hedge securities. In addition, there may be an imperfect correlation between movements in the securities on which the options or futures contract is based and movements in the securities in the Fund's portfolio. Successful use of options and futures contracts are further dependent on Advisers' ability to correctly predict movements in the securities markets and no assurance can be given that its judgment will be correct. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for the option or futures.

REITS. The risks involved in REIT investments include risks common to all real estate investing, such as declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the Investment Company Act of 1940, as amended.

INTEREST RATE, CURRENCY AND MARKET RISK. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. To the extent the Fund invests in common stocks, a general market decline in any country where the Fund is invested may cause the value of what the Fund owns, and thus the Fund's share price, to decline. Changes in currency valuations may also affect the price of Fund shares. The value of stock markets, currency valuations and interest rates throughout the world has increased and decreased in the past. These changes are unpredictable.


WHO MANAGES THE FUND?


THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $212 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is: Conrad B. Herrmann and Canyon A. Chan since 1993, and Serena Perin since 1996.

Conrad B. Herrmann, CFA
Vice President of Advisers


Mr. Herrmann is a Chartered Financial Analyst and holds a Master of Business Administration degree from Harvard University. He earned his Bachelor of Arts degree from Brown University. Mr. Herrmann has been with the Franklin Templeton Group since 1989 and is a member of several securities industry-related associations.

Canyon A. Chan, CFA
Portfolio Manager of Advisers

Mr. Chan is a Chartered Financial Analyst and holds a Bachelor of Arts degree in quantitative economics from Stanford University. He has been with the Franklin Templeton Group since 1991. He is a member of several securities industry-related associations.

Serena Perin
Portfolio Manager of Advisers


Ms. Perin holds a Bachelor of Arts degree in business economics from Brown University. Prior to joining Franklin Templeton Group in 1991, she served as a research assistant to a member of Parliament in London, England. Ms. Perin is a member of several securities industry-related associations.

MANAGEMENT FEES. During the fiscal year ended June 30, 1997, management fees totaling 0.51% of the average monthly net assets of the Fund were paid to Advisers. Total expenses, including fees paid to Advisers, were 0.91% for Class I and 1.72% for Class II.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.


ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

THE RULE 12B-1 PLANS


Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.


Payments by the Fund under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The Fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?


From time to time, each class of the Fund advertises its performance. A commonly used measure of performance is total return. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS


The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.


The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will generally not be liable for federal income or excise taxes.


For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss are treated as ordinary income whether you have elected to receive them in cash or in additional shares.


Of the income dividends paid by the Fund for the fiscal year ended June 30, 1997, 57.66% qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

The Taxpayer Relief Act of 1997 has established new requirements for a fund to be qualified to pass-through a dividends-received deduction to its shareholders. Under these rules, a fund is not entitled to a dividends-received deduction on its portfolio securities unless the Fund holds the security for more than 45 days during a 90-day period beginning 45 days before the ex-dividend date of each dividend. Previously, the holding period requirement had to be satisfied only once during the period that the fund owned the security, rather than for each dividend.


Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.


------------------------------------------------------------------------
      TAX TREATMENT OF CAPITAL GAIN DISTRIBUTIONS
      UNDER THE TAXPAYER RELIEF ACT OF 1977

      The 1997 Act creates a category of long-term capital gain for individuals that will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when the fund's securities were sold and how long they were held by the Fund before they were sold. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in the SAI, or should contact their personal tax advisors.

     The Fund will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook (call toll-free 1-800-342-5236).This handbook will be revised to include 1997 Act tax law changes, and will be available in January, 1998.
----------------------------------------------------------------------------

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

The Fund will inform you of the source of your dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes to distributions received by you from the Fund and the application of foreign tax laws to these distributions.

You should also consult your tax advisor with respect to the applicability of any state and local intangible property or income taxes to your shares of the Fund and distributions and redemption proceeds received from the Fund.

HOW IS THE FUND ORGANIZED?


The Fund is a diversified open-end management investment company, commonly called a mutual fund. It was organized as a California corporation on August 30, 1984, and is registered with the SEC. As of January 1, 1997, the Fund began offering a new class of shares designated Franklin Equity Fund - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Franklin Equity Fund - Class I and Franklin Equity Fund - Class II. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.


The Fund has cumulative voting rights. This gives each shareholder a number of votes equal to the number of shares owned times the number of Board members to be elected. You may cast all of your votes for one candidate or distribute your votes between two or more candidates.


The Fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of October 2, 1997, Franklin Templeton Fund Allocator Growth Target Fund owned of record and beneficially more than 25% of the outstanding shares of the Advisor Class of the Fund.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES.

                              MINIMUM
                              INVESTMENTS*
------------------------------------------
To Open Your Account          $100
To Add to Your Account        $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

DECIDING WHICH CLASS TO BUY

You should consider a number of factors when deciding which class of shares to buy. IF YOU PLAN TO BUY $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO BUY CLASS I SHARES WITHOUT A SALES CHARGE, YOU MAY NOT BUY CLASS II SHARES.

Generally, you should consider buying Class I shares if:

o you expect to invest in the Fund over the long term;

o you qualify to buy Class I shares at a reduced sales charge; or

o you plan to buy $1 million or more over time.

You should consider Class II shares if:

o you expect to invest less than $100,000 in the Franklin Templeton Funds; and

o you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                              TOTAL SALES CHARGE
                               AS A PERCENTAGE OF           AMOUNT PAID
                               -----------------            TO DEALER AS A
AMOUNT OF PURCHASE             OFFERING     NET AMOUNT      PERCENTAGE OF
AT OFFERING PRICE              PRICE        INVESTED        OFFERING PRICE
------------------------------------------------------------------------------
CLASS I
Under $100,000                  4.50%           4.71%            4.00%
$100,000 but less
 than $250,000                  3.75%           3.90%            3.25%
$250,000 but less
 than $500,000                  2.75%           2.83%            2.50%
$500,000 but less
 than $1,000,000                2.25%           2.30%            2.00%
$1,000,000 or more*             None            None             None
CLASS II
Under $1,000,000*               1.00%           1.01%            1.00%


*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."


SALES CHARGE REDUCTIONS AND WAIVERS

   IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.


CUMULATIVE QUANTITY DISCOUNTS - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,


o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors


o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


SALES CHARGE WAIVERS. The Fund's front-end sales charge and Contingent Deferred Sales Charge do not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.


The Fund's sales charges do not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:


1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.


2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment options the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

4. Redemptions from any Franklin Templeton Fund if you:

   o Originally paid a sales charge on the shares,

   o Reinvest the money within 365 days of the redemption date, and

   o Reinvest the money in the same class of shares.

   An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

   If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.


5. Redemptions of Class A shares from any of the Templeton Global Strategy Funds if you:

   o Are a qualified investor, and

   o Reinvest the money within 365 days of the redemption date.

   The Fund's Contingent Deferred Sales Charge will not be waived if a contingent deferred sales charge applied to the redemption of your Class A shares of the Global Strategy Funds. The amount of the Global Strategy Funds' contingent deferred sales charge that applied to your redemption will be used to buy shares in the Fund, based on the amount of those proceeds being reinvested, but the Contingency Period will start again.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

The Fund's sales charges also do not apply to Class I purchases by:


6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

7. Group annuity separate accounts offered to retirement plans


8. Chilean retirement plans that meet the requirements described under "Retirement Plans" below.


9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


10.Broker-dealers, registered investment advisors or certified financial planners, who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

11.Registered Securities Dealers and their affiliates, for their investment accounts only

12.Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13.Officers, trustees, directors and full-time employees of the Franklin
   Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

14.Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

15.Accounts managed by the Franklin Templeton Group

16.Certain unit investment trusts and their holders reinvesting distributions from the trusts

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.


HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.


1. Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.


METHOD           STEPS TO FOLLOW
------------------------------------------------------------------------------
BY MAIL          1. Send us written instructions signed by all account owners


                 2. Include any outstanding share certificates for the shares you want to exchange
------------------------------------------------------------------------------


BY PHONE         Call Shareholder Services or TeleFACTS(R)

                 If you do not want the ability to exchange by phone to apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative

------------------------------------------------------------------------------
Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"


CONTINGENT DEFERRED SALES CHARGE - CLASS I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

CONTINGENT DEFERRED SALES CHARGE - CLASS II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.


Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.


While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.


If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:


o You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange
  shares   from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. ADDITIONAL PROCEDURES MAY APPLY. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.


o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.


o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Class Z" shares. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW
-----------------------------------------------------------------------------

BY MAIL           1. Send us written instructions signed by all account
                     owners. If you would like your redemption proceeds wired to a bank account, your instructions should include:

                     o The name, address and telephone number of the bank where you want the proceeds sent

                     o Your bank account number

                     o The Federal Reserve ABA routing number

                     o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                  2. Include any outstanding share certificates for the shares you are selling

                  3. Provide a signature guarantee if required

                  4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.
------------------------------------------------------------------------------

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                  Telephone requests will be accepted:

                  o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                  o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                  o Unless you are selling shares in a Trust Company retirement plan account

                  o Unless the address on your account was changed by phone
                    within the last 15 days


                  If you do not want the ability to redeem by phone to apply to your account, please let us know.


------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative

-----------------------------------------------------------------------------


We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS


To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.


CONTINGENT DEFERRED SALES CHARGE


For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.


Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Account fees


o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors


o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995


o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.


o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o  Tax-free returns of excess contributions from employee benefit plans


o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income semi-annually to shareholders of record on the last business day of that month and pays them on or about the 15th day of the next month.

Capital gains, if any, may be distributed annually, usually in December.


Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.


Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.


If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.


3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


HOW AND WHEN SHARES ARE PRICED


The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.


The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.



PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,


o For exchanges, the name of the fund you are exchanging into,


o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.


Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by phone, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.


ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.


GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT  DOCUMENTS REQUIRED
----------------------------------------------------------------------------

CORPORATION      Corporate Resolution
------------------------------------------------------------------------

PARTNERSHIP      1. The pages from the partnership agreement that identify the general partners, or

                 2. A certification for a partnership agreement
-----------------------------------------------------------------------------

TRUST            1. The pages from the trust document that identify the
                    trustees, or

                 2. A certification for trust
--------------------------------------------------------------------------


STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have let us know that you do not want telephone privileges to apply to your account.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.


We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


AUTOMATIC PAYROLL DEDUCTION - CLASS I ONLY

You may have money transferred from your paycheck to the Fund to buy additional Class I shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers - Class I Only" below. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.


You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.


To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"


You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


ELECTRONIC FUND TRANSFERS - CLASS I ONLY

You may choose to have dividend and capital gain distributions from Class I shares of the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.


TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and


o request duplicate statements and deposit slips for Franklin accounts.


You will need the code number for each class to use TeleFACTS(R). The code number is 103 for Class I and 234 for Class II.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.


                                              HOURS OF OPERATION
                                              (PACIFIC TIME)
DEPARTMENT NAME          TELEPHONE NO.        (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------
Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                        (1-800/342-5236)     6:30 a.m. to 2:30 p.m.
                                             (Saturday)
Retirement Plan Services 1-800/527-2020      5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS



ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit


CLASS I, CLASS II AND ADVISOR CLASS - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.


CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.


FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries


FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds


FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent


MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.


NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation


NYSE - New York Stock Exchange


OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.


QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system



TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


PROSPECTUS & APPLICATION
FRANKLIN EQUITY
FUND
INVESTMENT STRATEGY
GROWTH
ADVISOR CLASS


NOVEMBER 1, 1997


This prospectus describes the Advisor Class shares of the Franklin Equity Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund currently offers other classes of shares with different sales charge and expense structures, which affect performance. These classes are described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund has a Statement of Additional Information ("SAI") for its Advisor Class, dated November 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN EQUITY FUND
ADVISOR CLASS
NOVEMBER 1, 1997

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS


ABOUT THE FUND
Expense Summary
Financial Highlights
How does the Fund Invest its Assets?
What are the Fund's Potential Risks?
Who Manages the Fund?
How does the Fund Measure Performance?
How Taxation Affects the Fund and its Shareholder
How is the Fund Organized?


ABOUT YOUR ACCOUNT


How Do I Buy Shares?
May I Exchange Shares for Shares of Another Fund?
How Do I Sell Shares?
What Distributions Might I Receive from the Fund?
Transaction Procedures and Special Requirements
Services to Help You Manage Your Account
What If I Have Questions About My Account?


GLOSSARY

Useful Terms and Definitions

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of the Advisor Class for the fiscal year ended June 30, 1997. The expenses are annualized. The Fund's actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES+
   Maximum Sales Charge Imposed on Purchases                None
   Exchange Fee (per transaction)                           $5.00*

B. ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
   Management Fees                                           0.51%
   Rule 12b-1 Fees                                          None
   Other Expenses                                            0.21%
                                                            -------
   Total Fund Operating Expenses                             0.72%
                                                            =======


C.  EXAMPLE


     Assume the annual return for the class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

     1 YEAR      3 YEARS        5 YEARS           10 YEARS
       $7          $23           $40                $89

     THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. Actual expenses and returns may be more or less than those shown. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering the period shown below appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.

ADVISOR CLASS:                                        1997+
--------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value at beginning of period                $8.62
                                                      -----
Net investment income                                   .03
Net realized and unrealized gain on securities         1.561
                                                      ------
Total from investment operations                       1.591
                                                      ------
Less distributions:
From net investment income                             (.041)
                                                      -------
Net asset value at end of period                     $10.17
                                                     =======

TOTAL RETURN**                                        18.47%
Ratio/Supplemental Data
Net assets at end of period (in 000's)            $6,890
Ratio of expenses to average net assets                 .72%*
Ratio of net income to average net assets               .79%*
Portfolio turnover rate                               53.67%
Average commission rate***                              .0641

*Annualized
**Total return measures the change in value of an investment over the period indicated. It is not annualized. It assumes reinvestment of dividends and capital gains at Net Asset Value.
***Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities. +For the period January 2, 1997 (effective date) to June 30, 1997.


HOW DOES THE FUND INVEST ITS ASSETS?


THE FUND'S INVESTMENT OBJECTIVE

The Fund's principal investment objective is capital appreciation. The Fund's secondary objective is to provide current income return through the receipt of dividends or interest from its investments. The objectives are fundamental policies of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund will achieve its objectives.


The Fund seeks to achieve its objectives by investing in securities that Advisers believes have the potential to increase in value, so that Fund shares will in turn increase in value. These investments may be more volatile than other types of investments and may be subject to a greater degree of risk. The payment of dividends may be a consideration when securities are purchased.


TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

The Fund will normally invest at least 65% of its assets in common stocks and securities convertible into common stocks, which may be traded on a securities exchange or in the over-the-counter market to satisfy its primary objective of capital appreciation. The balance of the Fund's assets, up to 35%, may be invested in other securities that in the aggregate are consistent with the Fund's investment objectives.

For temporary defensive purposes, the Fund may invest up to 100% of its assets in securities of the U.S. government and its agencies, commercial paper (short-term debt securities of large corporations), or various bank debt instruments such as bankers' acceptances and CDs.

The investment strategy of the Fund is generally to invest in companies that, in the opinion of Advisers, have strong future earnings growth prospects and whose securities are trading at attractive valuation ratios relative to their industry. In attempting to provide enhanced value to shareholders over the long term, the Fund's traditional fundamental analysis and continuous active management will be used in conjunction with disciplined, quantitative models Advisers believes identify potentially rewarding investments. This strategy is not a fundamental investment policy of the Fund and may be changed at any time at the Board's discretion and without shareholder approval.

DEBT SECURITIES AND PREFERRED STOCK. In seeking current income, the Fund may invest in preferred stocks and debt securities, including bonds, debentures, notes and commercial paper of corporate issuers. The Fund's investments in preferred, convertible and debt securities may be rated investment grade (i.e., rated in one of the top four categories by Moody's or S&P) or may be rated below investment grade. The Fund, however, will not invest more than 5% of its net assets in securities rated below investment grade. Securities are given ratings by independent organizations that grade the issuer based upon its financial soundness. If the Fund purchases a preferred, convertible or debt security that is unrated, Advisers will determine its quality and categorize it with similar quality securities that have been rated. A list of these ratings appears in the Appendix to the SAI.

SMALLER COMPANIES. The Fund may invest in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Due to these and other factors, new or unseasoned companies may suffer significant losses as well as realize substantial growth, and investments in these companies tend to be more volatile and therefore more speculative than investments in securities of more seasoned companies. Investments in the securities of issuers with less than three years continuous operation, including the operations of any predecessor companies, will be limited to 5% of the Fund's total assets.


CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.



FOREIGN SECURITIES. There are no percentage restrictions on the Fund's investment of assets in foreign securities, providing the investments are consistent with the Fund's objectives and comply with the concentration, diversification and other investment policies of the Fund. The Fund will ordinarily purchase foreign securities traded in the U.S. although it may buy foreign securities directly in foreign markets. The Fund may also invest in foreign securities by purchasing American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"). ADRs are certificates issued by U.S. banks representing the right to receive the securities of a foreign issuer deposited with the bank or a correspondent bank. GDRs and EDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. The Fund may buy both sponsored and unsponsored ADRs, GDRs and EDRs. The Fund may also buy the securities of issuers in developing nations, but has no present intention of doing so.

Foreign securities have risks that U.S. securities do not have. For more information about foreign securities and their risks, please see "What are the Fund's Potential Risks?"



OPTIONS AND FINANCIAL FUTURES. The Fund may write (sell) covered put and call options and buy put and call options on securities and indices that trade on securities exchanges and in the over-the-counter market. The Fund may buy and sell financial futures and options on financial futures with respect to securities, securities indices and currencies. Additionally, the Fund may buy and sell financial futures and options to "close out" futures and options it may have purchased. The Fund will not enter into any futures contract or related options (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open futures contracts and related options would exceed 5% of the Fund's total assets (taken at current value). The Fund will not engage in any stock options or stock index options (except for closing transactions) if, immediately thereafter, the option premiums paid regarding its open option positions exceed 5% of the value of the Fund's total assets (taken at current value). The Fund will not engage in any options or futures transactions for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities it intends to buy and, to the extent consistent therewith, to accommodate cash flows. Notwithstanding the Fund's ability to enter into these transactions for hedging purposes, it is not obligated to hedge its investment positions, but may do so when deemed prudent and consistent with the Fund's objectives and policies.

The Fund understands the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Fund and Advisers disagree with this position. Nevertheless, pending a change in the staff's position, the Fund will treat OTC options and "cover assets" as subject to the Fund's limitation on illiquid securities.

Options and futures are generally considered derivative securities. They may not always be successful hedges. For a further discussion of these securities, including their risks and special tax considerations that may apply, please see the SAI.

REITS. The Fund may invest in companies that qualify as real estate investment trusts ("REITs") when Advisers believes that these investments would help achieve the Fund's investment objectives. In order to qualify as a REIT for federal income tax purposes, a company must invest primarily in real estate-related assets, obtain its income primarily from real estate-related investments, and distribute virtually all of its taxable income to shareholders. These requirements are more specifically defined in the Code. The Fund does not intend to invest more than 10% of its total assets in REITs.

OTHER INVESTMENT POLICIES OF THE FUND

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the Fund by a custodian bank approved by the Board. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the Fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The Fund, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by Advisers.

The Fund may invest in repurchase agreements, either for defensive purposes due to market conditions or to generate income from its excess cash balances. The Board will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by Advisers of the creditworthiness of any party to a repurchase agreement with the Fund. The Fund may not enter into a repurchase agreement with more than seven days duration if, as a result, more than 10% of the market value of the Fund's total assets would be invested in these repurchase agreements.

BORROWING. As a fundamental policy, the Fund does not borrow money or mortgage or pledge any of its assets, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of the Fund's total asset value.

ILLIQUID INVESTMENTS. The Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

Each of the Fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.

WHAT ARE THE FUND'S POTENTIAL RISKS?


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock and bond markets as a whole.


FOREIGN SECURITIES. Investments in foreign securities involve additional risks, not generally associated with domestic investments. These risks may include the possibility of expropriation, nationalization, extraordinary taxation, adverse currency fluctuations, political or social instability and/or future unfavorable diplomatic developments that could affect investment in securities of issuers in foreign nations. In addition, there may be less publicly available information about issuers and foreign companies may not be subject to auditing, accounting and financial reporting standards comparable to those applicable to U.S. companies.

OPTIONS AND FINANCIAL FUTURES. The Fund's option and futures investments involve certain risks. A liquid secondary market for any particular option or future may not be available when an option or futures position is sought to be closed and the inability to close a position may have an adverse impact on the Fund's ability to effectively hedge securities. In addition, there may be an imperfect correlation between movements in the securities on which the options or futures contract is based and movements in the securities in the Fund's portfolio. Successful use of options and futures contracts are further dependent on Advisers' ability to correctly predict movements in the securities markets and no assurance can be given that its judgment will be correct. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for the option or futures.

REITS. The risks involved in REIT investments include risks common to all real estate investing, such as declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the Investment Company Act of 1940, as amended.

INTEREST RATE, CURRENCY AND MARKET RISK. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. To the extent the Fund invests in common stocks, a general market decline in any country where the Fund is invested may cause the value of what the Fund owns, and thus the Fund's share price, to decline. Changes in currency valuations may also affect the price of Fund shares. The value of stock markets, currency valuations and interest rates throughout the world has increased and decreased in the past. These changes are unpredictable.


WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.


INVESTMENT MANAGER. Advisers manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $212 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is: Conrad B. Herrmann and Canyon A. Chan since 1993, and Serena Perin since 1996.


Conrad B. Herrmann, CFA
Portfolio Manager of Advisers

Mr. Herrmann is a Chartered Financial Analyst and holds a Master of Business Administration degree from Harvard University. He earned his Bachelor of Arts degree from Brown University. Mr. Herrmann has been with the Franklin Templeton Group since 1989 and is a member of several securities industry-related associations.

Canyon A. Chan, CFA
Portfolio Manager of Advisers

Mr. Chan is a Chartered Financial Analyst and holds a Bachelor of Arts degree in quantitative economics from Stanford University. He has been with the Franklin Templeton Group since 1991. He is a member of several securities industry-related associations.

Serena Perin
Portfolio Manager of Advisers


Ms. Perin holds a Bachelor of Arts degree in business economics from Brown University. Prior to joining Franklin she served as a research assistant to a member of Parliament in London, England. Ms. Perin is a member of several securities industry-related associations. She has been with the Franklin Templeton Group since 1991.

MANAGEMENT FEES. During the fiscal year ended June 30, 1997, management fees totaling 0.51% of the average monthly net assets of the Fund were paid to Advisers. Total expenses of the Fund, including fees paid to Advisers, were 0.72%.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.


ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

HOW DOES THE FUND MEASURE PERFORMANCE?


From time to time, the Advisor Class of the Fund advertises its performance. A commonly used measure of performance is total return.


Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.


The investment results of the Advisor Class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.




HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.


The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will generally not be liable for federal income or excise taxes.


For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss are treated as ordinary income whether you have elected to receive them in cash or in additional shares.


Of the income dividends paid by the Fund for the fiscal year ended June 30, 1997, 57.66% qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

The Taxpayer Relief Act of 1997 has established new requirements for a fund to be qualified to pass-through a dividends-received deduction to its shareholders. Under these rules, a fund is not entitled to a dividends-received deduction on its portfolio securities unless the Fund holds the security for more than 45 days during a 90-day period beginning 45 days before the ex-dividend date of each dividend. Previously, the holding period requirement had to be satisfied only once during the period that the fund owned the security, rather than for each dividend.


Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.


-----------------------------------------------------------------------------
      TAX TREATMENT OF CAPITAL GAIN DISTRIBUTIONS
      UNDER THE TAXPAYER RELIEF ACT OF 1997.

      The 1997 Act creates a category of long-term capital gain for individuals that will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when the fund's securities were sold and how long they were held by the Fund before they were sold. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in the SAI, or should contact their personal tax advisors.

      The Fund will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook (call toll-free 1-800-342-5236). This handbook will be revised to include 1997 Act tax law changes, and will be available in January, 1998.
-----------------------------------------------------------------------------


 Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

The Fund will inform you of the source of your dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes to distributions received by you from the Fund and the application of foreign tax laws to these distributions.

You should also consult your tax advisor with respect to the applicability of any state and local intangible property or income taxes to your shares of the Fund and distributions and redemption proceeds received from the Fund.


HOW IS THE FUND ORGANIZED?

The Fund is a diversified open-end management investment company, commonly called a mutual fund. It was organized as a California corporation on August 30, 1984, and is registered with the SEC. As of January 1, 1997, the Fund began offering a new class of shares designated Franklin Equity Fund - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Franklin Equity Fund - Class I and Franklin Equity Fund - Class II. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.


The Fund has cumulative voting rights. This gives each shareholder a number of votes equal to the number of shares owned times the number of Board members to be elected. You may cast all of your votes for one candidate or distribute your votes between two or more candidates.


The Fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of October 2, 1997, Franklin Templeton Fund Allocator Growth Target Fund owned of record and beneficially more than 25% of the outstanding shares of the Advisor Class of the Fund.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT


Shares of the Fund may be purchased without a sales charge. To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.

                                     MINIMUM
                                  INVESTMENTS*
-----------------------------------------------
To Open Your Account.               $5,000,000
To Add to Your Account.             $       25

*We waive or lower these minimums for certain investors listed below. We may also refuse any order to buy shares.

To determine if you meet the minimum investment requirement, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

The Fund's minimum initial investment requirement will not apply to purchases by:

  1. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

  2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

  3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum investment requirement

  4. Accounts managed by the Franklin Templeton Group

  5. The Franklin Templeton Profit Sharing 401(k) Plan

  6. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement

  7. Employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, and that (i) are sponsored by an employer with at least 5,000 employees, or
     (ii) have plan assets of $50 million or more

  8. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion

  9. Defined benefit plans or governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Advisor Class shares

 10. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:

     o Was formed at least six months ago,

     o Has a purpose other than buying Fund shares at a discount,

     o Has more than 10 members,

     o Can arrange for meetings between our representatives and group members,


     o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,


     o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

     o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.



HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.


Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.


Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.


PAYMENTS TO SECURITIES DEALERS

Securities Dealers who initiate and are responsible for purchases of Advisor Class shares may receive up to 0.25% of the amount invested. The payment is subject to the sole discretion of Distributors, and is paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

For information on additional compensation payable to Securities Dealers in connection with the sale of Fund shares, please see "How Do I Buy, Sell and Exchange Shares? - Other Payments to Securities Dealers" in the SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?


We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and some do not offer Advisor Class shares.


METHOD           STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL          1. Send us written instructions signed by all account owners


                 2. Include any outstanding share certificates for the shares you want to exchange

------------------------------------------------------------------------------
BY PHONE         Call Shareholder Services


                 If you do not want the ability to exchange by phone to
                 apply to your account, please let us know.
------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------


Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

EXCHANGE RESTRICTIONS


Please be aware that the following restrictions apply to exchanges:


      o You may only exchange shares within the SAME CLASS, except as noted below.


      o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."


      o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.


      o The fund you are exchanging into must be eligible for sale in your state.


      o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

      o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

If you want to exchange into a fund that does not currently offer an Advisor Class, you may exchange your Advisor Class shares for Class I shares of that fund at Net Asset Value. If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund, you may exchange the Advisor Class shares you own for Class I shares of those funds or of Templeton Institutional Funds, Inc. at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. You may also exchange your Advisor Class shares for Class Z shares of Franklin Mutual Series Fund Inc.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW
-----------------------------------------------------------------------------


BY MAIL          1. Send us written instructions signed by all account
                    owners. If you would like your redemption proceeds wired to a bank account, your instructions should include:

                    o The name, address and telephone number of the bank where you want the proceeds sent

                    o Your bank account number

                    o The Federal Reserve ABA routing number

                    o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number


                 2. Include any outstanding share certificates for the shares you are selling

                 3. Provide a signature guarantee if required


                 4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.


-------------------------------------------------------------------------------


BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.


                 Telephone requests will be accepted:

                 o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                 o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                 o Unless you are selling shares in a Trust Company retirement plan account


                 o Unless the address on your account was changed by phone
                   within the last 15 days

                   If you do not want the ability to redeem by phone to apply to your account, please let us know.

-----------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
-----------------------------------------------------------------------------



We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS


To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income semi-annually to shareholders of record on the last business day of that month and pays them on or about the 15th day of the next month.

Capital gains, if any, may be distributed annually, usually in December.


Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.


2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund. You may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.


3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.


TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


SHARE PRICE

You buy and sell Advisor Class shares at the Net Asset Value per share. The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


HOW AND WHEN SHARES ARE PRICED


The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value in many newspapers.


The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.



PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

     o Your name,

     o The Fund's name,

     o The class of shares,

     o A description of the request,


     o For exchanges, the name of the fund you are exchanging into,


     o Your account number,

     o The dollar amount or number of shares, and

     o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

     1) You wish to sell over $50,000 worth of shares,

     2) You want the proceeds to be paid to someone other than the registered owners,

     3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

     4) We receive instructions from an agent, not the registered owners,

     5) We believe a signature guarantee would protect us against potential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.


Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.


If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by phone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.


ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.


GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT  DOCUMENTS REQUIRED
-----------------------------------------------------------------------------
CORPORATION      Corporate Resolution
-----------------------------------------------------------------------------
PARTNERSHIP      1. The pages from the partnership agreement that identify the general partners, or

                 2. A certification for a partnership agreement
------------------------------------------------------------------------------

TRUST            1. The pages from the trust document that identify the
                    trustees, or

                 2. A certification for trust
------------------------------------------------------------------------------


STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have let us know that you do not want telephone privileges to apply to your account.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.


We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN


Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100. These minimums do not apply if you fall within categories 4,5,6 or 7 under "How Do I Buy Shares? - Opening Your Account."


SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.


You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

      o obtain information about your account; and


      o obtain price information about any Franklin Templeton Fund.



You will need the Fund's code number to use TeleFACTS(R). The Fund's code number is 601.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

      o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.


      o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.


INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.


                                                      HOURS OF OPERATION
                                                      (PACIFIC TIME)
DEPARTMENT NAME                   TELEPHONE NO.       (MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
Shareholder Services              1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services                   1-800/524-404       5:30 a.m. to 5:00 p.m.
Fund Information                  1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                                  (1-800/342-5236)    6:30 a.m. to 2:30 p.m.
                                                      (Saturday)
Retirement Plan Services          1-800/527-2020       5:30 a.m. to 5:00 p.m.
Institutional Services            1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)            1-800/851-0637       5:30 a.m. to 5:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS



ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit


CLASS I, CLASS II AND ADVISOR CLASS - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.



CODE - Internal Revenue Code of 1986, as amended


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."


FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R), and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service


MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.


NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange



RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


TELEFACTS(R) - Franklin Templeton's automated customer servicing system


TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


FRANKLIN EQUITY FUND
STATEMENT OF ADDITIONAL INFORMATION
777 MARINERS ISLAND BLVD., P.O. BOX 7777
NOVEMBER 1, 1997
SAN MATEO, CA 94403-7777  1-800/DIAL BEN
-------------------------------------------------------------------
TABLE OF CONTENTS PAGE


How does the Fund Invest its Assets?
What are the Fund's Potential Risks?
Investment Restrictions
Officers and Directors
Investment Management
 and Other Services
How does the Fund Buy
 Securities for its Portfolio?
How Do I Buy, Sell and
 Exchange Shares?
How are Fund Shares Valued?
Additional Information on
 Distributions and Taxes
The Fund's Underwriter
How does the Fund
 Measure Performance?
Miscellaneous Information
Financial Statements
Useful Terms and Definitions
Appendix
 Description of Ratings


------------------------------------------------------------------------------
      When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
-----------------------------------------------------------------------------

The Franklin Equity Fund (the "Fund") is a diversified, open-end management investment company. The Fund's principal investment objective is capital appreciation. The Fund's secondary objective is to provide current income return through the receipt of dividends or interest from its investments.
The Fund seeks to achieve its objectives by investing in securities that Advisers believes have the potential to increase in value, so that Fund shares will in turn increase in value. These investments may be more volatile than other types of investments and may be subject to a greater degree of risk. The payment of dividends may be a consideration when securities are purchased.

The Prospectus, dated November 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN.

This SAI describes the Fund's Class I and Class II shares. The Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate SAI and prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.


THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

-----------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o  ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE  CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF   THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF   PRINCIPAL.
-------------------------------------------------------------------------------

HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"


AMERICAN DEPOSITARY RECEIPTS. The Fund may buy sponsored or unsponsored American Depositary Receipts ("ADRs"). With a sponsored ADR the issuing facility is established by the participation of the issuer and the depositary institution under a deposit agreement that sets out the rights and responsibilities of the issuer, the depositary and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions. This ensures ADR holders will be able to exercise voting rights through the depositary with respect to the deposited securities.

An unsponsored ADR has no sponsorship by the issuing facility and more than one depositary institution may be involved in its issuance. An unsponsored ADR typically clears through a depositary such as the Depository Trust Company, so there should be no additional delays in selling the security or in obtaining dividends. Although not required, the depositary normally requests a letter of non-objection from the issuer, and is not required to distribute notices of shareholder meetings or financial information to the purchaser.

FOREIGN SECURITIES. The Fund may buy securities of foreign issuers directly in foreign markets so long as, in Advisers' judgment, an established public trading market exists (that is, there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the Fund). Securities acquired by the Fund outside the U.S. that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund buys and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available. The Fund will not buy securities of foreign issuers outside of the U.S. under circumstances where, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents.


ENHANCED CONVERTIBLE SECURITIES. The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be also similar to those described in which the Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to buy liquid securities, though there can be no assurances that this will be achieved.

OPTIONS, FUTURES AND OPTIONS ON FINANCIAL FUTURES

CALL AND PUT OPTIONS. The Fund may write (sell) covered put and call options and purchase put and call options which trade on securities exchanges and in the over-the-counter market.

Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security which is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.


The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of such security. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.


The Fund would write (sell) put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where Advisers wishes to buy the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received.


THE FUND MAY BUY PUT OPTIONS. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may buy a put option on an underlying security ("a protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when Advisers deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain otherwise available for distribution when the security is eventually sold.


The Fund may also buy put options at a time when the Fund does not own the underlying security. If the Fund buys a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.


OVER-THE-COUNTER OPTIONS ("OTC OPTIONS"). The Fund intends to write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it will engage in exchange traded options. OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it.

OPTIONS ON STOCK INDICES. The Fund may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When the Fund writes an option on a stock index, the Fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian bank in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS. The Fund may enter into contracts to buy or sell futures contracts based upon financial indices ("financial futures"). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or, as in the case of the Fund, the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver such cash value called for by the contract on a specified date. To buy a futures contract means to acquire a contractual obligation to take delivery of the cash value called for by the contract at a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells financial futures contracts.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities which it intends to buy and, to the extent consistent therewith, to accommodate cash flows. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's total assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of initial deposits on its existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of the market value of the Fund's total assets. When the Fund buys futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the custodian bank to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security.

To the extent the Fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract that will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.


STOCK AND BOND INDEX FUTURES
AND OPTIONS ON THESE FUTURES


The Fund may buy and sell stock index futures contracts and options on stock index futures contracts.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The Fund may buy and sell call and put options on stock index futures to hedge against risks of marketside price movements. The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND OPTIONS ON RELATED CONTRACTS. The Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions.

The Fund may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options. See "What are the Fund's Potential Risks?" for a discussion of the risks of transactions in financial futures.


FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but may be developed, to the extent such opportunities are both consistent with the Fund's investment objectives and legally permissible for the Fund.


WHAT ARE THE FUND'S POTENTIAL RISKS?

Options, Futures and Options on Futures. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's securities. Inasmuch as such securities will not duplicate the components of any index or such underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities that would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indexes, stock index futures, financial futures and related options will be subject to Advisers' ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options, stock index futures and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on the Fund's strategies for hedging its securities.


The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by Advisers may still not result in a successful transaction.


Although the Fund believes that use of futures contracts will benefit the Fund, if Advisers' judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any futures contract. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund's sale of futures contracts and buying put options on futures contracts will be solely to protect its investments against declines in value and, to the extent consistent therewith, to accommodate cash flows. The Fund expects that in the normal course it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without correspondingly buying securities.


To the extent that the Fund does invest in options and futures, it may be limited by the requirements of the Code for qualification as a regulated investment company and such investments may reduce the portion of the Fund's dividends that are eligible for the corporate dividends-received deduction. These transactions are also subject to certain distributions to shareholders. Please see "Additional Information on Distributions and Taxes."

FOREIGN SECURITIES. Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for the Fund. Investments in foreign securities may also subject the Fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Notwithstanding the fact that the Fund intends to buy the securities of foreign issuers only where there are public trading markets, investments by the Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund's portfolio and the Fund's ability to meet a large number of shareholders' redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

HIGH YIELD SECURITIES. Because the Fund may invest up to 5% of its net assets in securities below investment grade, an investment in the Fund may be subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund may invest. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, Advisers may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. Under the Code and U.S. Treasury regulations, the Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Fund's Net Asset Value.

The Fund relies on Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisers takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.


INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund MAY NOT:

 1. Purchase the securities of any one issuer (other than obligations of the U.S.) if immediately thereafter and as a result of the purchase, the Fund would
(a) have invested more than 5% of the value of the total assets in the securities of the issuer, or (b) hold more than 10% of any or all classes of the securities of any one issuer;

 2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

 3. Borrow money, except for temporary or emergency (but not investment) purposes, and then only from banks and only in an amount up to 5% of the value of the assets;

 4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

 5. Underwrite securities of other issuers, or acquire securities which, at the time of the acquisition, could be disposed of publicly by the Fund only after registration under the Securities Act of 1933;

 6. Invest in securities for the purpose of exercising management or control of the issuer;

 7. Maintain a margin account with a securities dealer or invest in commodities or commodity contracts;


 8. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold. The Fund has not in the past, nor does it currently intend to employ this investment technique;


 9. Invest more than 5% of the Fund's total assets in companies which have a record of less than three years continuous operation, including the operations of any predecessor companies;


10. Invest directly in real estate (although the Fund may invest in real estate investment trusts) or in the securities of other open-end investment companies, except: (a) where there is no commission other than the customary brokerage commission; except (b) that securities of another open-end investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; and (c) except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin Money Fund and other money market funds in the Franklin Group of Funds(R), provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and
iii) aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (1) 5% of the Fund's total net assets or (2) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund; or


11. Purchase or retain in the Fund's portfolio any security if any officer, director or security holder of the issuer is at the same time an officer, director or employee of the Fund or of Advisers and such person owns beneficially more than 1/2 of 1% of the securities, and if all such persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.

In addition to these fundamental policies, it is the present policy of the Fund (which may be changed without shareholder approval) not to pledge, mortgage or hypothecate the Fund's assets as security for loans, nor to engage in joint or joint and several trading accounts in securities (except with respect to short-term investments of cash pending investment into portfolio securities of the type discussed in the Prospectus), except that an order to purchase or sell may be combined with orders from other persons to obtain lower brokerage commissions.

Finally, the Fund does not currently expect to invest in Franklin money market funds, although the Fund is legally authorized to do so subject to the limitations set forth above.


If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. In this case, the Fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.


OFFICERS AND DIRECTORS

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).


                         POSITIONS AND OFFICES    PRINCIPAL OCCUPATION DURING
 NAME, AGE AND ADDRESS   WITH THE FUND            THE PAST FIVE YEARS
------------------------------------------------------------------------------
Frank H. Abbott, III (76)
1045 Sansome Street
San Francisco, CA 94111

Director


President and Director, Abbott Corporation (an investment company); and director or trustee, as the case may be, of 29 of the investment companies in the Franklin Templeton Group of Funds.


Harris J. Ashton (65)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Director

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (65)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Director

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director, General Host Corporation (nursery and craft centers); and director or trustee, as the case may be, of 55 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (64)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Director

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc., Franklin Templeton Services, Inc. and General Host Corporation (nursery and craft centers); and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

*Charles E. Johnson (41)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

President and Director

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director, Franklin Institutional Services Corporation; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 36 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Director

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 58 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (68)
20833 Stevens Creek Blvd.,
Suite 102
Cupertino, CA 95014

Director

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Fischer Imaging Corporation (medical imaging systems) and Digital Transmission Systems, Inc. (wireless communications); and director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.

*R. Martin Wiskemann (70)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Director

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President and Director, ILA Financial Services, Inc.; and officer and/or director or trustee, as the case may be, of 17 of the investment companies in the Franklin Templeton Group of Funds.

Harmon E. Burns (52)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 58 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (37)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (48)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 58 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 35 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (60)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 30 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are currently paid $200 per month plus $200 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Fund and by other funds in the Franklin Templeton Group of Funds.

                                                             NUMBER OF BOARDS
                                          TOTAL FEES        IN THE FRANKLIN
                            TOTAL FEES    RECEIVED FROM THE TEMPLETON GROUP
                            RECEIVED FRO  FRANKLIN TEMPLETON OF FUNDS ON WHICH
NAME                        THE FUND**    GROUP OF FUNDS***  EACH SERVES****
-----------------------------------------------------------------------------
Frank H. Abbott, III ..........$4,600      $165,236              29
Harris J. Ashton .............. 4,600       343,591              53
S. Joseph Fortunato ........... 4,600       360,411              55
David Garbellano* ............. 4,200       148,916              28
Frank W.T. LaHaye ............. 4,400       139,233              27

*Deceased, September 27, 1997.
**For the fiscal year ended June 30, 1997.
***For the calendar year ended December 31, 1996.
****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 58 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of October 2, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 4,083 Class I shares, or less than 1% of the total outstanding Class I shares of the Fund and approximately 340,643 Advisor Class shares, or 26% of the Fund's Advisor Class shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------


INVESTMENT MANAGER AND SERVICES PROVIDED. The Fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the Fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, the Fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of the Fund; 1/24 of 1% (approximately 1/2 of 1% per year) of net assets of the Fund in excess of $100 million up to $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of the Fund in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

For the fiscal years ended June 30, 1995, 1996 and 1997, management fees totaling $1,546,727, $1,832,299 and 2,108,910 respectively, were paid to Advisers.

MANAGEMENT AGREEMENT. The management agreement is in effect until April 30, 1998. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities on 30 days' written notice to Advisers, or by Advisers on 30 days' written notice to the Fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended June 30, 1997, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1997.

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?
---------------------------------------------------------
Advisers selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Advisers seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between Advisers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Advisers may pay certain brokers commissions that are higher than those another broker may charge, if Advisers determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Advisers' overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Advisers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Advisers in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to Advisers in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.


During the fiscal years ended June 30, 1995, 1996 and 1997, the Fund paid brokerage commissions totaling $632,918, $455,544 and $468,666, respectively.

As of June 30, 1997, the Fund owned securities issued by Travelers Group Inc. valued in the aggregate at $5.5 million. Smith Barney Inc., a subsidiary of Travelers Group Inc., is a regular broker-dealer of the Fund. Except as noted, the Fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.


HOW DO I BUY, SELL AND EXCHANGE SHARES?
-----------------------------------------------------
ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                                           SALES
SIZE OF PURCHASE - U.S. DOLLARS                            CHARGE
-----------------------------------------------------------------------------
Under $30,000 .................                            3.0%
$30,000 but less than $50,000 .                            2.5%
$50,000 but less than $100,000                             2.0%
$100,000 but less than $200,000                            1.5%
$200,000 but less than $400,000                            1.0%
$400,000 or more ..............                              0%


OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.



Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.


These breakpoints are reset every 12 months for purposes of additional purchases.


Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.


REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day for Class I shares and on the prior business day for Class II shares. If the processing dates are different, the date of the Net Asset Value used to redeem the shares will also be different for Class I and Class II shares.


Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.


Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of any efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.


SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?
-----------------------------------------------


We calculate the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.


Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------
DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. INCOME DIVIDENDS. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.


2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post-October loss deferral) may generally be made once each year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may adjust the timing of these distributions for operational or other reasons.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

o "Pre-Act long-term capital gains": securities sold by the Fund before May 7, 1997, that were held for more than 12 months. These gains will be taxable to individual investors at a maximum rate of 28%.

o "Mid-term capital gains": securities sold by the Fund after July 28, 1997 that were held for more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%.

o "1997 Act long-term capital gains": securities sold by the Fund between May 7 and July 28 that were held for more than 12 months, and after July 28 that were held for more than 18 months. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The Act also provides for a new maximum rate of tax on capital gains of 8% for individuals in the 15% bracket and of 18% for individuals in higher federal income tax brackets for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The Fund will advise you in its annual information reporting at calendar year-end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates for each calendar year. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook (call toll-free 1-800/342-5236). This handbook will be revised to include 1997 Act tax law changes, and will be available in January 1998. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.


TAXES

As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by the Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by the Fund (generally, dividends from U.S. domestic corporations, the stock which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be declared by the Fund annually in the Fund's fiscal year end annual report.

Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless the Fund shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent that interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the 12 month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to you by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.


Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Gain or loss will be recognized in an amount equal to the difference between your basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in your hands, any gain or loss will be a capital gain or loss and will be long-term for federal income tax purposes if your shares have been held for more than 18 months. Gain or loss on shares held for more than 12, but less than 18 months, are treated as "mid-term gain or loss" and may be taxed at a higher rate than long-term capital gains depending on the disposition date of the shares sold.


All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if you reinvest the sales proceeds in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

The Fund is authorized to invest in foreign securities. The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. Because the Fund will likely invest 50% or less of its total assets in securities of foreign corporations, the Fund will not be entitled under the Code to pass-through to you their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to you. Additionally, investments in foreign securities pose special issues to the Fund in meeting its asset diversification and income tests as a regulated investment company. The Fund will limit its investments in foreign securities to the extent necessary to comply with these requirements.

In order to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest, and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or disposition of securities or certain other instruments held for less than three months. Foreign exchange gains, derived by the Fund with respect to the Fund's business of investing in stock or securities, constitute qualifying income for purposes of the 90% limitation.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to you. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive sources" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted basis, if elected) of the assets held by the corporation producing "passive income."

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares of stock held by the Fund in a PFIC would be treated as an excess distribution received by the Fund in the current year, eliminating the deferral and the related interest charge. These excess distribution amounts are treated as ordinary income, which the Fund will be required to distribute to you even though the Fund has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after promulgation of the proposed regulations as final regulations.


The 1997 Taxpayer Relief Act provides changes to the existing PFIC rules for fiscal years beginning after December 31, 1997. Under these rules, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the fund's adjusted basis in such stock. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year. However, this deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security.


The Fund's investment in covered call options may be subject to many complex and special tax rules. A written call option by the Fund that expires without being exercised or sold will generally be treated as a short-term capital gain by the Fund. If exercise of the option appears imminent, the Fund will generally attempt a closing purchase transaction using another call option with the same terms. When this occurs, the Fund will normally recognize a short-term capital gain or loss on the transaction. If the Fund decides to deliver the underlying stock in its portfolio, the stock is deemed to be sold for the call price plus option premium received. Gain or loss is determined based upon the Fund's cost in the security and is classified as short-term or long-term based upon the holding period of the stock and without regard to the holding period of the option.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. An exception to these rules is applicable if the option is deemed to be a "qualified covered option." Such determination will be made if: 1) the option has more than 30 days before its expiration; 2) it is traded on a national exchange; 3) it is not "deep in the money"; 4) it is not granted by an options dealer in the course of dealer activity; and 5) any gain or loss with respect to such option is a capital gain or loss.


The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.


As a regulated investment company, the Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

THE FUND'S UNDERWRITER
----------------------------------------------


Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


In connection with the offering of the Fund's shares, aggregate underwriting commissions for the fiscal years ended June 30, 1995, 1996 and 1997, were $442,574, $623,114 and $706,061, respectively. After allowances to dealers, Distributors retained $48,446, $66,540 and $74,074 in net underwriting discounts and commissions for the respective years. Distributors received $883 and $3,842 in connection with redemptions or repurchases of shares for the years ended June 30, 1996 and 1997. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.


THE RULE 12B-1 PLANS


Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.


The Class I Plan. Under the Class I plan, the Fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plan, the Board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by Class I shares of the Fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by Class I shares of the Fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.25% is reached on a yearly basis, up to an additional 0.05% will be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

THE FEE IS A CLASS I EXPENSE. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.20% (0.15% plus 0.05%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.25% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I plan, the plan permits the Board to allow the Fund to pay a full 0.25% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plan.

The Class I plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS II PLAN. Under the Class II plan, the Fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund.


Under the Class II plan, the Fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.


THE CLASS I AND CLASS II PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.


In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.


Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.


For the fiscal year ended June 30, 1997, the total amount paid by the Fund pursuant to the Class I plan was $718,185, which was used for the following purposes:



                                               CLASS I
-------------------------------------------------------------
ADVERTISING .................                 $ 23,266

Printing and mailing of
 prospectuses other than
 to current shareholders ....                 $ 70,377
Payments to underwriters ....                 $ 10,375
Payments to broker-dealers ..                 $614,167


For the fiscal year ended June 30, 1997, Distributors had eligible expenditures of $76,071 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class II plan, of which the Fund paid Distributors $56,295 under Class II plan.


HOW DOES THE FUND MEASURE PERFORMANCE?
------------------------------------------------------------------------------
Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN


AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Class I for the one-, five- and ten-year periods ended June 30, 1997, was 23.90%, 16.00% and 10.52%, respectively. The average annual total return for Class II for the one-year period ended June 30, 1997, and for the period from inception (May 1, 1995) to June 30, 1997, was 26.69% and 27.44%, respectively.


These figures were calculated according to the SEC formula:

                                        n
                                  P(1+T) = ERV

where:

P   =       a hypothetical initial payment of $1,000
T   =       average annual total return
n   =       number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Class I for the one-, five- and ten-year periods ended June 30, 1997, was 23.90%, 110.01% and 171.80%, respectively. The cumulative total return for Class II for the one-year period ended June 30, 1997, and for the period from inception (May 1, 1995) to June 30, 1997, was 26.69% and 69.07%, respectively.


VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS


The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.


Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.


The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS


To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.


d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.


e) Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.


g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: THE WALL STREET JOURNAL, AND BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, AND MONEY magazines - provide performance statistics over specified time periods.


i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.


l) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's(R) 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.


Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.


In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
---------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.8 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $223 billion in assets under management for more than 5.7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment objectives, no two are exactly alike. As noted in the Prospectus, shares of the Fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

As of October 2, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:



                                               SHARE
NAME AND ADDRESS                               AMOUNT              PERCENTAGE
------------------------------------------------------------------------------
ADVISOR CLASS

FTTC Trust Operations
R. Martin Wiskemann IRA
P.O. Box 7519
San Mateo, CA
 94403-7519 .......                          300,168.519               22%

Franklin Templeton
 Fund Allocator Moderate
 Target Fund
c/o Fund Accounting
 Department
1810 Gateway 3rd Floor
San Mateo, CA
 94404-2470 .......                          165,499.772               12%

Franklin Templeton
 Fund Allocator Growth
 Target Fund
c/o Fund Accounting
 Department
1810 Gateway 3rd Floor
San Mateo, CA
 94404-2470 .......                          463,989.664               35%

FTTC Trustee
 For ValuSelect
 Franklin Resources PSP
Attn: Trading
P.O. Box 2438
Rancho Cordova, CA
 95741 ............                          218,718.497               16%

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.


SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS
------------------------------------


The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended June 30, 1997, including the auditors' report, are incorporated herein by reference.


USEFUL TERMS AND DEFINITIONS
---------------------------------------------
1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit


CLASS I, CLASS II AND ADVISOR CLASS - The Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.


CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter


FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator


INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent


MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.


Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


NYSE - New York Stock Exchange


OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.


PROSPECTUS - The prospectus for the Fund's Class I and Class II shares dated November 1, 1997, as may be amended from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX
DESCRIPTION OF RATINGS
-----------------------------------------------
CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.


NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.


D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


COMMERCIAL PAPER RATINGS
---------------------------------------
MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


FRANKLIN EQUITY FUND- ADVISOR CLASS
STATEMENT OF ADDITIONAL INFORMATION
777 MARINERS ISLAND BLVD., P.O. BOX 7777
NOVEMBER 1, 1997
SAN MATEO, CA 94403-7777  1-800/DIAL BEN
-------------------------------------------------------------
TABLE OF CONTENTS


How does the Fund Invest its Assets?.......................
What are the Fund's Potential Risks?.......................
Investment Restrictions....................................
Officers and Directors.....................................
Investment Management
 and Other Services........................................
How does the Fund Buy
 Securities for its Portfolio?.............................
How Do I Buy, Sell and Exchange Shares?....................
How are Fund Shares Valued?................................
Additional Information on
 Distributions and Taxes...................................
The Fund's Underwriter.....................................
How does the Fund
 Measure Performance?......................................
Miscellaneous Information..................................
Financial Statements.......................................
Useful Terms and Definitions...............................
Appendix
 Description of Ratings....................................

------------------------------------------------------------------------------
   When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
------------------------------------------------------------------------------


-----------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

The Franklin Equity Fund (the "Fund") is a diversified, open-end management investment company. The Fund's principal investment objective is capital appreciation. The Fund's secondary objective is to provide current income return through the receipt of dividends or interest from its investments. The Fund seeks to achieve its objectives by investing in securities that Advisers believes have the potential to increase in value, so that Fund shares will in turn increase in value. These investments may be more volatile than other types of investments and may be subject to a greater degree of risk. The payment of dividends may be a consideration when securities are purchased.

This SAI describes the Fund's Advisor Class shares. The Prospectus, dated November 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN.


THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

HOW DOES THE FUND INVEST ITS ASSETS?
----------------------------------------------------------------------
The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"


AMERICAN DEPOSITARY RECEIPTS. The Fund may buy sponsored or unsponsored American Depositary Receipts ("ADRs"). With a sponsored ADR the issuing facility is established by the participation of the issuer and the depositary institution under a deposit agreement that sets out the rights and responsibilities of the issuer, the depositary and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions. This ensures ADR holders will be able to exercise voting rights through the depositary with respect to the deposited securities.

An unsponsored ADR has no sponsorship by the issuing facility and more than one depositary institution may be involved in its issuance. An unsponsored ADR typically clears through a depositary such as the Depository Trust Company, so there should be no additional delays in selling the security or in obtaining dividends. Although not required, the depositary normally requests a letter of non-objection from the issuer, and is not required to distribute notices of shareholder meetings or financial information to the purchaser.



FOREIGN SECURITIES. The Fund may buy securities of foreign issuers directly in foreign markets so long as, in Advisers' judgment, an established public trading market exists (that is, there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the Fund). Securities acquired by the Fund outside the U.S. that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund buys and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available. The Fund will not buy securities of foreign issuers outside of the U.S. under circumstances where, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents.


ENHANCED CONVERTIBLE SECURITIES. The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be also similar to those described in which the Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to buy liquid securities, though there can be no assurances that this will be achieved.


OPTIONS, FUTURES AND
OPTIONS ON FINANCIAL FUTURES


CALL AND PUT OPTIONS. The Fund may write (sell) covered put and call options and purchase put and call options which trade on securities exchanges and in the over-the-counter market.

Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A call option written by the Fund is "covered" if the Fund owns the underlying security which is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.


The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.


The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.


The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of such security. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.


A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.


The Fund would write (sell) put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where Advisers wishes to buy the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received.


The Fund may buy put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may buy a put option on an underlying security ("a protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when Advisers deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain otherwise available for distribution when the security is eventually sold.


The Fund may also buy put options at a time when the Fund does not own the underlying security. If the Fund buys a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.


OVER-THE-COUNTER OPTIONS ("OTC OPTIONS"). The Fund intends to write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it will engage in exchange traded options. OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it.

OPTIONS ON STOCK INDICES. The Fund may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When the Fund writes an option on a stock index, the Fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian bank in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS. The Fund may enter into contracts to buy or sell futures contracts based upon financial indices ("financial futures"). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or, as in the case of the Fund, the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver such cash value called for by the contract on a specified date. To buy a futures contract means to acquire a contractual obligation to take delivery of the cash value called for by the contract at a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells financial futures contracts.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities which it intends to buy and, to the extent consistent therewith, to accommodate cash flows. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's total assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of initial deposits on its existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of the market value of the Fund's total assets. When the Fund buys futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the custodian bank to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security.

To the extent the Fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract that will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

STOCK AND BOND INDEX FUTURES
AND OPTIONS ON THESE FUTURES

The Fund may buy and sell stock index futures contracts and options on stock index futures contracts.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The Fund may buy and sell call and put options on stock index futures to hedge against risks of marketside price movements. The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND OPTIONS ON RELATED CONTRACTS. The Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions.

The Fund may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options. See "What are the Fund's Potential Risks?" for a discussion of the risks of transactions in financial futures.

FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but may be developed, to the extent such opportunities are both consistent with the Fund's investment objectives and legally permissible for the Fund.


WHAT ARE THE FUND'S POTENTIAL RISKS?
------------------------------------------------------------------------


OPTIONS, FUTURES AND OPTIONS ON FUTURES. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's securities. Inasmuch as such securities will not duplicate the components of any index or such underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities that would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indexes, stock index futures, financial futures and related options will be subject to Advisers' ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options, stock index futures and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on the Fund's strategies for hedging its securities.


The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by Advisers may still not result in a successful transaction.


Although the Fund believes that use of futures contracts will benefit the Fund, if Advisers' judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any futures contract. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund's sale of futures contracts and buying put options on futures contracts will be solely to protect its investments against declines in value and, to the extent consistent therewith, to accommodate cash flows. The Fund expects that in the normal course it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without correspondingly buying securities.


To the extent that the Fund does invest in options and futures, it may be limited by the requirements of the Code for qualification as a regulated investment company and such investments may reduce the portion of the Fund's dividends that are eligible for the corporate dividends-received deduction. These transactions are also subject to certain distributions to shareholders. Please see "Additional Information on Distributions and Taxes."

FOREIGN SECURITIES. Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for the Fund. Investments in foreign securities may also subject the Fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Notwithstanding the fact that the Fund intends to buy the securities of foreign issuers only where there are public trading markets, investments by the Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund's portfolio and the Fund's ability to meet a large number of shareholders' redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

HIGH YIELD SECURITIES. Because the Fund may invest up to 5% of its net assets in securities below investment grade, an investment in the Fund may be subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund may invest. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, Advisers may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. Under the Code and U.S. Treasury regulations, the Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Fund's Net Asset Value.

The Fund relies on Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisers takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.


INVESTMENT RESTRICTIONS
------------------------------------------------------
The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund MAY NOT:

 1. Purchase the securities of any one issuer (other than obligations of the U.S.) if immediately thereafter and as a result of the purchase, the Fund would
(a) have invested more than 5% of the value of the total assets in the securities of the issuer, or (b) hold more than 10% of any or all classes of the securities of any one issuer;

 2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

 3. Borrow money, except for temporary or emergency (but not investment) purposes, and then only from banks and only in an amount up to 5% of the value of the assets;

 4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

 5. Underwrite securities of other issuers, or acquire securities which, at the time of the acquisition, could be disposed of publicly by the Fund only after registration under the Securities Act of 1933;

 6. Invest in securities for the purpose of exercising management or control of the issuer;

 7. Maintain a margin account with a securities dealer or invest in commodities or commodity contracts;


 8. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold. The Fund has not in the past, nor does it currently intend to employ this investment technique;


 9. Invest more than 5% of the Fund's total assets in companies which have a record of less than three years continuous operation, including the operations of any predecessor companies;


10. Invest directly in real estate (although the Fund may invest in real estate investment trusts) or in the securities of other open-end investment companies, except: (a) where there is no commission other than the customary brokerage commission; except (b) that securities of another open-end investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; and (c) except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin Money Fund and other money market funds in the Franklin Group of Funds(R) provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees,
ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and
iii) aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (1) 5% of the Fund's total net assets or (2) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund; or


11. Purchase or retain in the Fund's portfolio any security if any officer, director or security holder of the issuer is at the same time an officer, director or employee of the Fund or of Advisers and such person owns beneficially more than 1/2 of 1% of the securities, and if all such persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.

In addition to these fundamental policies, it is the present policy of the Fund (which may be changed without shareholder approval) not to pledge, mortgage or hypothecate the Fund's assets as security for loans, nor to engage in joint or joint and several trading accounts in securities (except with respect to short-term investments of cash pending investment into portfolio securities of the type discussed in the Prospectus), except that an order to purchase or sell may be combined with orders from other persons to obtain lower brokerage commissions.

Finally, the Fund does not currently expect to invest in Franklin money market funds, although the Fund is legally authorized to do so subject to the limitations set forth above.


If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. In this case, the Fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.


If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND DIRECTORS
-----------------------------------------------------------
The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                         POSITIONS AND OFFICES     PRINCIPAL OCCUPATIONS
 NAME, AGE AND ADDRESS   WITH THE TRUST            DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------
Frank H. Abbott, III (76)
1045 Sansome Street
San Francisco, CA 94111

Director

President and Director, Abbott Corporation (an investment company); and director or trustee, as the case may be, of 29 of the investment companies in the Franklin Templeton Group of Funds.

Harris J. Ashton (65)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Director

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (65)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Director

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director, General Host Corporation (nursery and craft centers); and director or trustee, as the case may be, of 55 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (64)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Director

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc., Franklin Templeton Services, Inc. and General Host Corporation (nursery and craft centers); and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.

*Charles E. Johnson (41)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

President and Director

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director, Franklin Institutional Services Corporation; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 36 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Director

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 58 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (68)
20833 Stevens Creek Blvd.,
Suite 102
Cupertino, CA 95014

Director

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Fischer Imaging Corporation (medical imaging systems) and Digital Transmission Systems, Inc. (wireless communications); and director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.

*R. Martin Wiskemann (70)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Director

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President and Director, ILA Financial Services, Inc.; and officer and/or director or trustee, as the case may be, of 17 of the investment companies in the Franklin Templeton Group of Funds.

Harmon E. Burns (52)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 58 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (37)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (48)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 58 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 35 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (60)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 30 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are currently paid $200 per month plus $200 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Fund and by other funds in the Franklin Templeton Group of Funds.

                                                           NUMBER OF
                                                           BOARDS IN THE
                                        TOTAL FEES         FRANKLIN
                                        RECEIVED FROM      TEMPLETON GROUP
                         TOTAL FEES     THE FRANKLIN       OF FUNDS ON
                         RECEIVED FROM  TEMPLETON GROUP    WHICH EACH
NAME                     THE FUND*      GROUP OF FUNDS**   SERVES***
------------------------------------------------------------------------------
Frank H. Abbott, III      $4,600        $165,236             29
Harris J. Ashton           4,600         343,591             53
S. Joseph Fortunato        4,600         360,411             55
David Garbellano*          4,200         148,916             28
Frank W.T. LaHaye          4,400         139,233             27

*Deceased, September 27, 1997.
**For the fiscal year ended June 30, 1997.
***For the calendar year ended December 31, 1996.
****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 58 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of October 2, 1997, the officers and Board members, as a group, owned of record and beneficially the follosing shares of the Fund: approximately 4,083 Class I shares or less than 1% of the total outstanding Class I shares of the Fund, and approximately 340,643 Advisor Class shares or 26% of the Fund's Advisor Class shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------


INVESTMENT MANAGER AND SERVICES PROVIDED. The Fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the Fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.


Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information Summary of Code of Ethics."


MANAGEMENT FEES. Under its management agreement, the Fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of the Fund; 1/24 of 1% (approximately 1/2 of 1% per year) of net assets of the Fund in excess of $100 million up to $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of the Fund in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Each class of the Fund's shares pays its proportionate share of the management fee.

For the fiscal years ended June 30, 1995, 1996 and 1997, management fees totaling $1,546,727, $1,832,299 and 2,108,910 respectively, were paid to Advisers.

MANAGEMENT AGREEMENT. The management agreement is in effect until April 30, 1998. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities on 30 days' written notice to Advisers, or by Advisers on 30 days' written notice to the Fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.


ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.


SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended June 30, 1997, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1997.

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?
--------------------------------------------------------------------

Advisers selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Advisers seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between Advisers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


Advisers may pay certain brokers commissions that are higher than those another broker may charge, if Advisers determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Advisers' overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Advisers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Advisers in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to Advisers in carrying out its overall responsibilities to its clients.


It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.


During the fiscal years ended June 30, 1995, 1996 and 1997, the Fund paid brokerage commissions totaling $632,918, $455,544 and $468,666, respectively.

As of June 30, 1997, the Fund owned securities issued by Travelers Group Inc. valued in the aggregate at $5.5 million. Smith Barney Inc., a subsidiary of Travelers Group Inc., is a regular broker-dealer of the Fund. Except as noted, the Fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.

HOW DO I BUY, SELL AND EXCHANGE SHARES?
------------------------------------------------

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.


When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.


OTHER PAYMENTS TO SECURITIES DEALERS. Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.


REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES
------------------------------------------------------------
If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.


ADDITIONAL INFORMATION ON SELLING SHARES
---------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.


Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


GENERAL INFORMATION
---------------------------------------
If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.


Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of any efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency, or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.


SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?
----------------------------------------


We calculate the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.


The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.


ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES
-------------------------------------------------------
DISTRIBUTIONS


You may receive two types of distributions from the Fund:

1. INCOME DIVIDENDS. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post-October loss deferral) may generally be made once each year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may adjust the timing of these distributions for operational or other reasons.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

o "PRE-ACT LONG-TERM CAPITAL GAINS": securities sold by the Fund before May 7, 1997, that were held for more than 12 months. These gains will be taxable to individual investors at a maximum rate of 28%.

o "MID-TERM CAPITAL GAINS": securities sold by the Fund after July 28, 1997 that were held for more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%.

o "1997 ACT LONG-TERM CAPITAL GAINS": securities sold by the Fund between May 7 and July 28 that were held for more than 12 months, and after July 28 that were held for more than 18 months. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The Act also provides for a new maximum rate of tax on capital gains of 8% for individuals in the 15% bracket and of 18% for individuals in higher federal income tax brackets for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The Fund will advise you in its annual information reporting at calendar year-end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates for each calendar year. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's TAX INFORMATION HANDBOOK (call toll-free 1-800/342-5236). This handbook will be revised to include 1997 Act tax law changes, and will be available in January 1998. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.


TAXES

As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by the Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by the Fund (generally, dividends from U.S. domestic corporations, the stock which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be declared by the Fund annually in the Fund's fiscal year end annual report.

Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless the Fund shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent that interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the federal alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the 12 month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to you by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.


Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Gain or loss will be recognized in an amount equal to the difference between your basis in the shares and the amount you received, subject to the rules described below. If such shares are a capital asset in your hands, any gain or loss will be a capital gain or loss and will be long-term for federal income tax purposes if your shares have been held for more than 18 months. Gain or loss on shares held for more than 12, but less than 18 months, are treated as "mid-term gain or loss" and may be taxed at a higher rate than long-term capital gains depending on the disposition date of the shares sold.


All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent you buy other shares of the Fund (through reinvestment of dividends or otherwise) within 30 days before or after the redemption. Any loss disallowed under these rules will be added to your tax basis of the shares purchased.

All or a portion of the sales charge incurred in buying shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if you reinvest the sales proceeds in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

The Fund is authorized to invest in foreign securities. The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. Because the Fund will likely invest 50% or less of its total assets in securities of foreign corporations, the Fund will not be entitled under the Code to pass-through to you their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to you. Additionally, investments in foreign securities pose special issues to the Fund in meeting its asset diversification and income tests as a regulated investment company. The Fund will limit its investments in foreign securities to the extent necessary to comply with these requirements.

In order to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest, and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or disposition of securities or certain other instruments held for less than three months. Foreign exchange gains, derived by the Fund with respect to the Fund's business of investing in stock or securities, constitute qualifying income for purposes of the 90% limitation.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to you. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive sources" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted basis, if elected) of the assets held by the corporation producing "passive income."

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares of stock held by the Fund in a PFIC would be treated as an excess distribution received by the Fund in the current year, eliminating the deferral and the related interest charge. These excess distribution amounts are treated as ordinary income, which the Fund will be required to distribute to you even though the Fund has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after promulgation of the proposed regulations as final regulations.


The 1997 Taxpayer Relief Act provides changes to the existing PFIC rules for fiscal years beginning after December 31, 1997. Under these rules, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the fund's adjusted basis in such stock. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year. However, this deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security.

The Fund's investment in covered call options may be subject to many complex and special tax rules. A written call option by the Fund that expires without being exercised or sold will generally be treated as a short-term capital gain by the Fund. If exercise of the option appears imminent, the Fund will generally attempt a closing purchase transaction using another call option with the same terms. When this occurs, the Fund will normally recognize a short-term capital gain or loss on the transaction. If the Fund decides to deliver the underlying stock in its portfolio, the stock is deemed to be sold for the call price plus option premium received. Gain or loss is determined based upon the Fund's cost in the security and is classified as short-term or long-term based upon the holding period of the stock and without regard to the holding period of the option.


When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. An exception to these rules is applicable if the option is deemed to be a "qualified covered option." Such determination will be made if: 1) the option has more than 30 days before its expiration; 2) it is traded on a national exchange; 3) it is not "deep in the money"; 4) it is not granted by an options dealer in the course of dealer activity; and 5) any gain or loss with respect to such option is a capital gain or loss.


The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.


As a regulated investment company, the Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

THE FUND'S UNDERWRITER
--------------------------------------
Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.


HOW DOES THE FUND MEASURE PERFORMANCE?
-------------------------------------------------------
Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation.


For periods before January 1, 1997, standardized performance quotations for Advisor Class are calculated by substituting Class I performance for the relevant time period, excluding the effect of Class I's maximum initial sales charge, and including the effect of the Rule 12b-1 fees applicable to Class I shares of the Fund. For periods after January 1, 1997, standardized performance quotations for Advisor Class are calculated as described below.


An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN


AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Advisor Class for the one-, five- and ten-year periods ended June 30, 1997, was 29.99%, 17.13% and 11.04%, respectively.

These figures were calculated according to the SEC formula:


                                        n
                                  P(1+T) = ERV

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years
ERV   =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Advisor Class for the one-, five- and ten-year periods ended June 30, 1997, was 29.99%, 120.45% and 184.99%, respectively.


VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS
-------------------------------------------------



Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.


d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.


e) Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.


h) Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.


i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.


m) Standard & Poor's(R) 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.


n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.


Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.


In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-----------------------------------------------
The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.8 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $223 billion in assets under management for more than 5.7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.


As of October 2, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

NAME AND ADDRESS                       SHARE AMOUNT       PERCENTAGE
------------------------------------------------------------------------------
ADVISOR CLASS
FTTC Trust Operations                     300,168.519       22%
R. Martin Wiskemann IRA
P.O. Box 7519
San Mateo, CA 94403-7519

Franklin Templeton                        165,499.772       12%
 Fund Allocator Moderate
 Target Fund
c/o Fund Accounting Department
1810 Gateway 3rd Floor
San Mateo, CA 94404-2470

Franklin Templeton                        463,989.664       35%
 Fund Allocator Growth
 Target Fund
c/o Fund Accounting Department
1810 Gateway 3rd Floor
San Mateo, CA 94404-2470

FTTC Trustee For                          218,718.497       16%
 ValuSelect Franklin
 Resources PSP
Attn: Trading
P.O. Box 2438
Rancho Cordova, CA 95741

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.


SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS
-------------------------------------
The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended June 30, 1997, including the auditors' report, are incorporated herein by reference.


USEFUL TERMS AND DEFINITIONS
-------------------------------------------------


1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit


CLASS I, CLASS II AND ADVISOR CLASS - The Fund offers three classes of shares, designated "Class I," "Class II" and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.


CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator


INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


PROSPECTUS - The prospectus for Advisor Class shares of the Fund dated November 1, 1997, as may be amended from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS
-----------------------------------------------
CORPORATE BOND RATINGS

MOODY'S


AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium- grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.


A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.


BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.


D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER RATINGS


MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.




                              FRANKLIN EQUITY FUND
                              File Nos. 2-10103
                                   811-334

                                  FORM N-1A
                                    PART C
                              OTHER INFORMATION

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

      a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated June 30, 1997 as filed with the SEC on Form Type N-30D on September 10, 1997:

           (i)  Report of Independent Auditors

           (ii) Statement of Investments in Securities and Net Assets - June 30, 1997

           (iii)Statement of Assets and Liabilities - June 30, 1997

           (iv) Statement of Operations - for the year ended June 30, 1997

           (v) Statements of Changes in Net Assets - for the years ended June 30, 1997 and 1996

            (vi) Notes to Financial Statements

      b)    Exhibits:

The following exhibits are incorporated herein by reference, except exhibits 8(iii), 11(i), 27(i), 27(ii) and 27(iii) which are attached.

      (1)  copies of the charter as now in effect;

           (i)  Articles of Incorporation dated August 28, 1984
                Filing: Post-Effective Amendment No. 82 to
                Registration Statement on Form N-1A
                File No. 2-10103
                Filing Date: April 21, 1995

           (ii) Certificate of Amendment of Articles of
                Incorporation dated March 17, 1995
                Filing: Post-Effective Amendment No. 82 to
                Registration Statement on Form N-1A
                File No. 2-10103
                Filing Date: April 21, 1995

           (iii)Certificate of Amendment of Articles of Incorporation dated April 11, 1995
                Filing: Post-Effective Amendment No. 84 to
                Registration Statement on Form N-1A
                File No. 2-10103
                Filing Date: October 30, 1996

      (2) copies of the existing By-Laws or instruments corresponding thereto;

           (i)  By-Laws
                Filing: Post-Effective Amendment No. 82 to
                Registration Statement on Form N-1A
                File No. 2-10103
                Filing Date: April 21, 1995

           (ii) Amendment to By-Laws dated September 29, 1987
                Filing: Post-Effective Amendment No. 82 to
                Registration Statement on Form N-1A
                File No. 2-10103
                Filing Date: April 21, 1995

           (iii)Amendment to By-Laws dated November 17, 1987
                Filing: Post-Effective Amendment No. 82 to
                Registration Statement on Form N-1A
                File No. 2-10103
                Filing Date: April 21, 1995

           (iv) Amendment to By-Laws dated January 18, 1994
                Filing: Post-Effective Amendment No. 82 to
                Registration Statement on Form N-1A
                File No. 2-10103
                Filing Date: April 21, 1995

      (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

          Not Applicable

      (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

          Not Applicable

      (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

          (i) Management Agreement between Registrant and
              Franklin Advisers, Inc. dated November 1, 1986
              Filing: Post-Effective Amendment No. 82 to
              Registration Statement on Form N-1A
              File No. 2-10103
              Filing Date: April 21, 1995

      (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

            (i) Amended and Restated Distribution Agreement
                between Registrant and Franklin/Templeton
                Distributors, Inc. dated April 23, 1995
                Filing: Post-Effective Amendment No. 82 to
                Registration Statement on Form N-1A
                File No. 2-10103
                Filing Date: April 21, 1995

            (ii)Forms of Dealer Agreement between
                Franklin/Templeton Distributors, Inc. and securities dealers
                Registrant:  Franklin Tax-Free Trust
                Filing:  Post-Effective Amendment No. 22 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date:  March 14, 1996

      (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

          Not Applicable

      (8) copies of all custodian agreements and depository contracts


          (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
              Filing: Post-Effective Amendment No. 84 to
              Registration Statement on Form N-1A
              File No. 2-10103
              Filing Date: October 30, 1996

          (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
               Filing: Post-Effective Amendment No. 84 to
               Registration Statement on Form N-1A
               File No. 2-10103
               Filing Date: October 30, 1996

          (iii)Amendment dated May 7, 1997 to the Master Custody Agreement dated February 16, 1996 between Registrant and Bank of New York

      (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

          (i) Agreement of Merger between Franklin Equity Fund
              and Research Equity Fund, Inc. dated October 24,
              1984
              Filing: Post-Effective Amendment No. 82 to
              Registration Statement on Form N-1A
              File No. 2-10103
              Filing Date: April 21, 1995

      (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

           Not Applicable

      (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

           (i)  Consent of Independent Auditors

      (12) all financial statements omitted from Item 23;

           Not Applicable

      (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

           (i) Letter of Understanding dated April 12, 1995
               Filing: Post-Effective Amendment No. 82 to
               Registration Statement on Form N-1A
               File No. 2-10103
               Filing Date: April 21, 1995

      (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

           (i) Copy of Model Retirement Plan
               Registrant:  Franklin High Income Trust
               Filing:  Post-effective Amendment No. 26 to
               Registration Statement on Form N-1A
               File No.  2-30203
               Filing Date:  August 1, 1989

      (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

           (i) Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. effective May 1, 1994
               Filing: Post-Effective Amendment No. 82 to Registration Statement on Form N-1A
               File No. 2-10103
               Filing Date: April 21, 1995

           (ii)Class II Distribution Plan pursuant to
               Rule 12b-1, dated March 30, 1995
               Filing: Post-Effective Amendment No. 82 to
               Registration Statement on Form N-1A
               File No. 2-10103
               Filing Date: April 21, 1995

      (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

          (i) Schedule for Computation of Performance Quotation
              Registrant:  Franklin New York Tax-Free Trust
              Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
              File No. 33-7785
              Filing Date:  April 25, 1995

      (17) Power of Attorney

           (i) Power of Attorney dated February 16, 1995
               Filing: Post-Effective Amendment No. 82 to
               Registration Statement on Form N-1A
               File No. 2-10103
               Filing Date: April 21, 1995

           (ii)Certificate of Secretary dated February 16, 1995
               Filing: Post-Effective Amendment No. 82 to
               Registration Statement on Form N-1A
               File No. 2-10103
               Filing Date: April 21, 1995

      (18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act

           (i) Multiple Class Plan dated June 18, 1996
               Filing: Post-Effective Amendment No. 85 to
               Registration Statement on Form N-1A
               File No. 2-10103
               Filing Date: December 1, 1996

      (27) Financial Data Schedule

          (i)  Financial Data Schedule - Franklin Equity Fund -
               Class I

          (ii) Financial Data Schedule - Franklin Equity Fund -
               Class II

          (iii)Financial Data Schedule - Franklin Equity Fund -
               Advisor Class


ITEM 25  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            None

ITEM 26  NUMBER OF HOLDERS OF SECURITIES

As of August 31, 1997, the number of record holders of the only class of securities of the Registrant was as follows:

Title of Class             Number of Record Holders
--------------------------------------------------------------------
                           CLASS I    CLASS II   ADVISOR CLASS

Common Stock               42,553     1,532      90


ITEM 27  INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the By-Laws, Management, and Distribution Agreements, previously filed as exhibits and incorporated herein by reference.

Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided by such By-Laws.

ITEM 28  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Group of Funds(R). In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 29 PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Gold Fund Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Annuity Fund
Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934
   (SEC File No.8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investors Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 31  MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32  UNDERTAKINGS

a) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Fund's Annual Report to Shareholders and to furnish each person to whom a prospectus is delivered a copy of the Annual Report upon request and without charge.

                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 30th day of October, 1997.

                                          FRANKLIN EQUITY FUND
                                          (Registrant)

                                          By:  CHARLES E. JOHNSON*
                                               -------------------
                                               Charles E. Johnson,
                                                President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Charles E. Johnson*                Principal Executive Officer
-------------------                and Director
Charles E. Johnson
                                   Dated:  October 30, 1997

Martin L. Flanagan*                Principal Financial Officer
-------------------
Martin L. Flanagan                 Dated:  October 30, 1997

Diomedes Loo-Tam*                  Principal Accounting Officer
-------------------
Diomedes Loo-Tam                   Dated:  October 30, 1997

Frank H. Abbott III*               Director
--------------------
Frank H. Abbott III                Dated:  October 30, 1997

Harris J. Ashton*                  Director
--------------------
Harris J. Ashton                   Dated:  October 30, 1997

S. Joseph Fortunato*               Director
--------------------
S. Joseph Fortunato                Dated:  October 30, 1997

Charles B. Johnson*                Director
--------------------
Charles B. Johnson                 Dated:  October 30, 1997

Rupert H. Johnson, Jr.*            Director
--------------------
Rupert H. Johnson, Jr.             Dated:  October 30, 1997

Frank W.T. LaHaye*                 Director
-------------------
Frank W.T. LaHaye                  Dated:  October 30, 1997

R. Martin Wiskemann*               Director
-------------------
R. Martin Wiskemann                Dated:  October 30, 1997

*By /s/Larry L. Greene
       Attorney-in-Fact
      (Pursuant to Power of Attorney previously filed)

                             FRANKLIN EQUITY FUND
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX


EXHIBIT NO.             DESCRIPTION                              LOCATION

EX-99.B 1(i)            Articles of Incorporation dated          *
                        August 28, 1984

EX-99.B1(ii)            Amendment to Articles of                 *
                        Incorporation dated March 17, 1995

EX-99.B1(iii)           Certificate of Amendment of Articles     *
                        of Incorporation dated April 11, 1995

EX-99.B2(i)             By-Laws                                  *

EX-99.B2(ii)            Amendment to By-Laws dated September     *
                        29, 1987

EX-99.B2(iii)           Amendment to By-Laws dated November      *
                        17, 1987

EX-99.B2(iv)            Amendment to By-Laws dated January       *
                        18, 1994

EX-99.B5(i)             Management Agreement between             *
                        Registrant and Franklin Advisers,
                        Inc. dated November 1, 1986

EX-99.B6(i)             Amended and Restated dated April 23,     *
                        1995 Distribution Agreement between
                        Registrant and Franklin/Templeton
                        Distributors, Inc.

EX-99.B6(ii)            Form of Dealer Agreement between         *
                        Franklin/Templeton Distributors, Inc.
                        and securities dealers

EX-99.B8(i)             Master Custody Agreement between         *
                        Registrant and Bank of New York dated
                        February 16, 1996

EX-99.B8(ii)            Terminal Link Agreement between          *
                        Registrant and Bank of New York dated
                        February 16, 1996

EX-99.B8(iii)           Amendment dated May 7, 1997 to the       Attached
                        Master Custody Agreement dated
                        February 16, 1996 between Registrant
                        and Bank of New York

EX-99.B9(i)             Agreement of Merger dated October 24,    *
                        1984

EX-99.B11(i)            Consent of Independent Auditors          Attached

EX-99.B15(i)            Distribution Plan between Franklin       *
                        Equity Fund and Franklin/Templeton
                        Distributors, Inc. dated May 1, 1994

EX-99.B15(ii)           Class II Distribution Plan between       *
                        Franklin Equity Fund and
                        Franklin/Templeton Distributors, Inc.
                        dated March 30, 1995

EX-99.B16(i)            Schedule for Computation of              *
                        Performance Quotation

EX-99.B17(i)            Power of Attorney dated February 16,     *
                        1995

EX-99.B17(ii)           Certificate of Secretary dated           *
                        February 16, 1995

EX-99.B18(i)            Multiple Class Plan dated June 18,       *
                        1996

EX-27.B(i)              Financial Data Schedule - Franklin
                        Equity Fund - Class I                    Attached

EX-27.B(ii)             Financial Data Schedule -  Franklin
                        Equity Fund - Class II                   Attached

EX-27.B(iii)            Financial Data Schedule - Franklin
                        Equity Fund - Advisor Class              Attached

*Incorporated by Reference